Filed Pursuant to Rule 497(c)
Registration No. 333-193138

Prospectus dated June 24, 2014

PROSPECTUS

Carlyle Select Trust

Fund	Class	Ticker Symbol
Carlyle Enhanced Commodity Real Return Fund	N I	CCFNX CCFIX
Carlyle Core Allocation Fund	N I	CCANX CCAIX

This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE CARLYLE GROUP	i

THIS PAGE INTENTIONALLY LEFT BLANK.

ii	THE CARLYLE GROUP

FUND SUMMARY

June 24, 2014

CARLYLE ENHANCED COMMODITY REAL RETURN FUND SUMMARY

Ticker: Class/Ticker Class N/CCFNX—Class I/CCFIX

WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

The Carlyle Enhanced Commodity Real Return Fund (the “Fund”) seeks long-term total return in excess of inflation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE

ANNUAL FUND OPERATING EXPENSES1,2,3

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25%	NONE
Acquired Fund Fees and Expenses	0.04%	0.04%
Other Expenses[1,2]	1.26%	1.18%
Shareholder Service Fees	0.11%	0.03%
Other Operating Expenses	1.15%	1.15%

Total Annual Fund Operating Expenses	2.35%	2.02%
Fee Waivers and Expense Reimbursements[3]	(0.86%)	(0.78%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.49%	1.24%

1	Includes the operating expenses of Carlyle Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).
2	Operating expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
3

Carlyle GMS Investment Management L.L.C., the Fund’s manager (the “Manager”), has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), at no more than 1.45% and 1.20% of the average daily net assets of Class N and Class I Shares, respectively (the “Fee Waiver Agreement”). This arrangement will continue at least through August 31, 2015. The Fee Waiver Agreement may only be terminated before August 31, 2015 with the consent of the Board of Trustees of Carlyle Select Trust (referred to herein as the “Trust”), including a majority of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above.

THE CARLYLE GROUP	1

CARLYLE SELECT TRUST	FUND SUMMARY

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that your investment has a 5% return each year. This example also assumes that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through August 31, 2015, and equal to total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares at the End of the Period Indicated, Your Cost Would Be:

	1 Year	3 Years
CLASS N SHARES	$152	$652
CLASS I SHARES	$126	$559

If You Do Not Sell Your Shares at the End of the Period Indicated, Your Cost Would Be:

	1 Year	3 Years
CLASS N SHARES	$152	$652
CLASS I SHARES	$126	$559

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investment contracts and financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. The Fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by allocating assets among various commodity sectors (including agricultural, energy and precious and base metals). The Fund will obtain exposure to commodity sectors by investing, under normal market conditions, in commodity-linked derivatives, inflation-indexed securities and debt securities of commodity-producing, processing or distribution companies, directly or through investments in the Subsidiary. Commodity- and inflation-linked derivative instruments include commodity and inflation-linked notes, swap agreements and commodity futures and options on commodity futures. The Fund also invests in fixed income securities including money market instruments and inflation-linked securities, as well as derivatives. Vermillion Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), will provide investment and commodity trading advice to the Fund and the Subsidiary and will manage the portfolio investments of the Fund and the Subsidiary. The Sub-Adviser primarily uses quantitative and fundamental relative value approaches to investing in commodity-linked derivative instruments and inflation-indexed securities and derivatives. For purposes of assessing the Fund’s real return relative to inflation, real return equals total return less the rate of inflation, which is measured by the change in a governmental inflation index. References to the Fund’s portfolio include investments held through the Subsidiary, unless the context requires otherwise.

The Fund will obtain most of its direct exposure to commodities through its investments in the Subsidiary in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary has the same investment objective as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity index-linked notes, inflation-linked derivatives, swap agreements, commodity options and commodity futures and options on commodity futures. However, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund will not invest more than 25% of the value of the Fund’s total assets in the Subsidiary.

2	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to the value of a particular physical commodity or commodity futures contract, or a group of physical commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract terms than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund may also invest in derivative instruments linked to a commodities index, or to an inflation index. The Fund may engage in derivative transactions to seek total return; to hedge against fluctuations in the prices of securities or other financial instruments, interest rates or currency exchange rates; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or other financial instruments with similar economic characteristics, including currencies or commodities. The Fund typically considers a derivative instrument as a substitute for a security or other financial instrument if the performance of the derivative instrument is approximately 80% or more correlated over the past 12 months with the performance of the underlying security or financial instrument. The Fund may also engage in derivative transactions to change the effective duration of its portfolio. Duration is a measure of the price of a fixed income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account the expectation that cash flows will fluctuate as interests rate change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline approximately 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase approximately 2% if interest rates fell by 1%. The Fund’s use of derivatives is likely to be extensive.

Assets not invested in commodity-linked derivative instruments will be invested primarily outside of the Subsidiary in inflation-indexed securities and derivatives and in fixed income instruments, including debt securities issued by commodity-producing, processing or distribution companies. The Fund may also invest in money market instruments and in shares of money market mutual funds. The Fund’s investments in such instruments may provide collateral for the Fund’s derivatives positions and are also intended to provide liquidity and preserve capital.

The Fund’s fixed income investments may include obligations of commodity-producing, processing or distribution companies. Fixed income investments also may include obligations of the U.S. Treasury, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or Treasury Inflation-Protected Securities (“TIPS”). The Fund will generally buy securities with remaining maturities of two (2) years or less and expects that under normal circumstances the average maturity of its holdings of fixed income securities will generally be two (2) years or less.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of commodity-linked derivative instruments and inflation-linked instruments, a limited number of issuers, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term net asset value fluctuations which, at times, may be significant and rapid.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk

THE CARLYLE GROUP	3

CARLYLE SELECT TRUST	FUND SUMMARY

tolerance, financial goals and time horizons. You should consult with a financial advisor and/or accountant or tax advisor to determine if this Fund is a suitable investment for you.

A summary of the principal risks of an investment in the Fund is presented below.

Commodities Investment Risk. Investments in commodity-linked derivative instruments, including commodity-linked notes, swap agreements, commodity futures and options on commodity futures, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, including commodity-linked notes, swap agreements, commodity futures and options on commodity futures, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as weather, catastrophic events (such as drought, floods, earthquakes, explosions, pipeline ruptures, spills, military actions and civil wars), embargoes, sanctions, tariffs and international economic, political and regulatory developments.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund will primarily use derivatives, including commodity and inflation-linked notes, swap agreements, commodity options, commodity futures and options on commodity futures, to pursue its investment strategy, and there may be circumstances where the Fund invests in a derivative contract whose value does not correlate perfectly with the underlying asset, index, security or other financial instrument to which the Fund seeks exposure. Many derivatives involve significant inherent leverage and will expose the Fund to the risk of extremely large losses. Such losses may be many times the amount that the Fund receives or pays at the time a derivative position is established. Derivatives are subject to a number of other risks described elsewhere in this prospectus, such as commodity risk, hedging transactions risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures Contract Risk. Investing in futures contracts involves the risk of unlimited loss of any amount invested, counterparty default, risks related to variation margin requirements including the lack of liquidity available on the remainder of the Fund’s portfolio to meet such requirements, the imperfect correlation between the futures contract and the underlying asset, the lack of a liquid secondary market for a futures contract and the resulting inability to close the futures contract when desired, and the Sub-Adviser’s potential inability to appropriately use futures contracts to implement the Fund’s investment strategy.

Models and Data Risk. Given the complexity of the investments and strategies of the Fund, the Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Sub-Adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insight, and to assist the Sub-Adviser in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Subsidiary Risk. Unlike the Fund, the Subsidiary is not registered as an investment company under the 1940 Act and is therefore not subject to all of the investor protections of the 1940 Act. The Fund and its shareholders are exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject

4	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

to the same risks as if they were held by the Fund. There can be no assurance that the Subsidiary will be able to effectively implement the Fund’s investment strategies or achieve the Fund’s investment objective. Changes in the federal laws of the United States or the laws of the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Counterparty Risk. Investments in commodity-linked derivatives, repurchase agreements, swap agreements or other financial instruments that involve counterparties expose the Fund to counterparty credit risk and may cause the Fund to suffer a loss if the counterparty defaults on its obligations under the agreement. In such investments, the Fund is taking both the investment risk on the underlying security or instrument, and the credit risk on the counterparty. In the event of a decline in a counterparty’s creditworthiness or a default by a counterparty, the Fund may experience delays in recovering its assets, or experience no recovery at all.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. This risk is heightened to the extent the Fund invests in securities rated below investment grade, or “junk bonds”, or in obligations of issuers with such ratings. Such defaults could result in losses to the Fund. In addition, the credit quality of securities and investments held by the Fund or by ETFs in which the Fund has invested may be lowered if an issuer’s or obligor’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security or other financial instrument and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security or other financial instrument at a time or price the Fund desires.

Fixed Income and Interest Rate Risk. The market value of fixed income and other interest rate sensitive investments will change in response to the market’s anticipation of interest rate changes and other factors such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Volatility Risk. Certain securities and other financial instruments in which the Fund intends to invest may experience substantial volatility, in some periods, significantly in excess of volatility experienced by fixed income instruments and equities. The volatility of such securities and/or instruments may result in substantial fluctuations in the value of the Fund’s investments and therefore the Fund’s net asset value per share over short periods of time.

Liquidity Risk. While the Fund intends to invest primarily in financial instruments and securities that are liquid, any of the financial instruments or securities to which the Fund’s portfolio is exposed may be difficult to purchase or sell, particularly during periods of extreme market stress. The Fund may not be able to sell illiquid securities or other financial instruments at advantageous prices or times and may not be able to successfully implement its strategy due to market dislocations that make it difficult or impossible to sell or purchase securities or other financial instruments at prices that reflect their fair value.

Foreign Investments Risk. Foreign investments often involve special risks, not present in U.S. investments, that can increase the chances that the Fund will lose money. These risks include:

■

The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

THE CARLYLE GROUP	5

CARLYLE SELECT TRUST	FUND SUMMARY

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities and commodities laws.

■

Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of investments not typically associated with settlement and clearance of U.S. investments.

Manager Risk. The success of the Fund in achieving its investment objective depends on the portfolio managers’ skill in selecting the best investments for the Fund. The Fund’s portfolio managers may make poor decisions with investment selection or risk management and may not be able to successfully implement the Fund’s investment strategy or achieve the investment objective of the Fund, which may negatively affect the Fund’s investment performance. Neither the Manager nor the Sub-Adviser has any experience managing an open-end mutual fund governed by the 1940 Act.

ETF Risk. Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Market Risk. Securities and other financial instruments in which the Fund expects to invest may depreciate in value suddenly or without advance warning due to factors that may seem unrelated to the fundamental value of the underlying security or other financial instrument. Regional or sector-specific factors may cause adverse impacts to the instruments owned by the Fund and a decline in the value of your investment.

General Fund Investing Risk. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. Annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency, entity or person. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators. Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

High Portfolio Turnover Risk. It is possible that during certain periods, the Fund may buy and sell assets on a relatively rapid basis, thus causing relatively high portfolio turnover. In this event, the Fund could incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders of the Fund than is typically the case.

New Fund Risk. The Fund is a new entity with no operating history or trading history. Neither the Manager nor the Sub-Adviser has any experience managing an open-end mutual fund governed by the 1940 Act. Investors in the Fund bear the risk that the Sub-Adviser may not successfully implement the Fund’s investment strategy, that the investment strategy may not be successful, that the investment objective may not be met, or that the Fund may fail to achieve its desired portfolio composition. The Fund could be liquidated without shareholder approval, which could have negative consequences for shareholders.

Non-Diversification Risk. The Fund is considered a “non-diversified” investment company under the 1940 Act and therefore is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a

6	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

diversified investment company would be. As a result, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Redemption Risk. The Fund could experience losses if the Fund receives significant redemption requests from shareholders and such requests occur at times of market dislocation, declining prices for the securities or other financial instruments that the Fund holds, or when the securities or other financial instruments held by the Fund are illiquid and the Fund is forced to liquidate its holdings at prices that are not reflective of their fair value.

Commodities Regulatory Risk. The Fund and the Subsidiary are each considered a “commodity pool” by the Commodity Futures Trading Commission (“CFTC”) and the Manager is subject to CFTC regulation as the commodity pool operator of the Fund and the Subsidiary. The Sub-Adviser is registered with the CFTC as a commodity pool operator and commodity trading advisor and is subject to CFTC regulation as the commodity trading advisor of the Subsidiary. The Fund, the Subsidiary, the Manager and the Sub-Adviser may be adversely impacted by new regulations affecting them that may be adopted by the CFTC in the future.

Tax Risk. In order to obtain certain tax advantages, the Fund intends to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”). In order to qualify for this treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income under the Code. The Fund will therefore restrict its direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income.

If the Fund does not qualify as a regulated investment company under the Code for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates under the Code (i.e., without reduction for distributions to shareholders) and to an additional tax at the shareholder level when such income is distributed.

The Fund expects to invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, the Internal Revenue Service (the “IRS”) has stated it is no longer granting private letter rulings requested by entities similar to the Fund and therefore there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund is not “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Given the absence of IRS guidance and rulings on the treatment of such imputed income as qualifying income, actual distributions from the Subsidiary to the Fund may be made if the Fund determines it would be prudent to do so.

Changes in the federal laws of the United States or the laws of the Cayman Islands regarding taxation could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

TIPS and Inflation-Linked Bonds Risk. The Fund may invest in TIPS and inflation-linked bonds. These instruments have payments to the holder that are linked to the rate of inflation. During periods of deflation, this may result in a negative return on these instruments. These instruments are less liquid than nominal bonds of the same issuers and can suffer losses, particularly during times of economic stress or illiquidity.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk. Many commodity linked derivative instruments in which the Fund invests are not actively traded. The lack of an active trading market may make it difficult to obtain an accurate price for a security or other investment held by the Fund.

THE CARLYLE GROUP	7

CARLYLE SELECT TRUST	FUND SUMMARY

Investment in Other Investment Companies Risk. Subject to applicable limitations under the 1940 Act, the Fund may invest in other investment companies. As with other investments, investments in other investment companies, including exchange traded funds, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

Hedging Transactions Risk. The Fund may seek to hedge risk by purchasing or selling securities or other financial instruments that are expected to protect all or a portion of gains or offset all or a portion of losses from a position in another security or other financial instrument. Hedging transactions involve risk. The Sub-Adviser’s ability to adequately hedge positions of the Fund will be subject to its ability to accurately assess the degree of correlation between the offsetting instruments that produce the desired outcome. The Sub-Adviser will continue to need to recalculate, readjust, and re-execute hedges in a cost-effective and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It may be impossible to perfectly hedge any risk and the cost of a desired hedge may be prohibitively expensive.

Short Sale Risk. Short sales are subject to the risk that the underlying investment may appreciate in excess of the total assets of the Fund, resulting in potential substantial losses for the Fund’s shareholders. A short position on a derivative instrument magnifies this risk. Short sales involve transaction costs, and the risk that the Fund will be unable to repurchase the security or other financial instrument during reasonable market conditions, resulting in the potential for substantial loss.

Swap Agreements Risk. Swap agreements involve the risk that the counterparty on the swap will default on its payment obligations or that the Fund will be unable to pay the other party to the agreement.

PERFORMANCE

Because the Fund had not commenced investment operations prior to the date of this prospectus, no performance returns are presented in this prospectus. Annual performance returns may provide some indications of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. After the Fund has one full calendar year of performance, the Fund will provide annual performance returns and a comparison of those returns to a broad measure of market performance.

MANAGEMENT OF THE FUND

Manager

Carlyle GMS Investment Management L.L.C.

Sub-Adviser

Vermillion Asset Management, LLC

Portfolio Manager	Managed Fund Since	Primary Title with the Sub-Adviser
Andrew Gilbert	Inception	Managing Partner & Co-Founder
Chris Nygaard	Inception	Managing Partner & Co-Founder
David Jelinek	Inception	Partner

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of this prospectus.

8	THE CARLYLE GROUP

FUND SUMMARY

June 24, 2014

CARLYLE CORE ALLOCATION FUND SUMMARY

Ticker: Class/Ticker Class N/CCANX—Class I/CCAIX

WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

Carlyle Core Allocation Fund (the “Fund”) seeks long term total returns.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE

ANNUAL FUND OPERATING EXPENSES1,2,3

(Expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fees	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25%	NONE
Acquired Fund Fees and Expenses	0.24%	0.24%
Other Expenses[1,2]	0.79%	0.71%
Shareholder Service Fees	0.11%	0.03%
Other Operating Expenses	0.68%	0.68%

Total Annual Fund Operating Expenses	2.03%	1.70%
Fee Waivers and Expense Reimbursements[3]	(0.49%)	(0.41%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.54%	1.29%

1	Includes the operating expenses of Carlyle Cayman Core Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).
2	Operating expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
3

Carlyle GMS Investment Management L.L.C., the Fund’s manager (the “Manager”), has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), at no more than 1.30% and 1.05% of the average daily net assets of Class N and Class I Shares, respectively (the “Fee Waiver Agreement”). This arrangement will continue at least through August 31, 2015. The Fee Waiver Agreement may only be terminated before August 31, 2015 with the consent of the Board of Trustees of Carlyle Select Trust (referred to herein as the “Trust”), including a majority of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above.

THE CARLYLE GROUP	9

CARLYLE SELECT TRUST	FUND SUMMARY

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that your investment has a 5% return each year. This example also assumes that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through August 31, 2015, and equal to total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares at the End of the Period Indicated, Your Cost Would Be:

	1 Year	3 Years
CLASS N SHARES	$157	$589
CLASS I SHARES($)	$131	$496

If You Do Not Sell Your Shares at the End of the Period Indicated, Your Cost Would Be:

	1 Year	3 Years
CLASS N SHARES	$157	$589
CLASS I SHARES	$131	$496

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investment contracts (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. The Fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by allocating capital across major asset classes: equities, debt, real estate, commodities, currencies and volatility, and within such classes in a variety of investments, including developed and emerging market equities, traditional and inflation linked bonds, credit spreads, gold, oil and real estate (through investments in real estate investment trusts). The Fund will invest in these asset classes using a portfolio of instruments discussed below, but primarily through shares of exchange-traded funds (“ETFs”). The Fund will also invest in volatility by investing in futures contracts and options on futures contracts that track the Chicago Board Options Exchange volatility index, which itself tracks the estimated implied volatility of the S&P 500 index over the next 30 days. The allocation across different asset classes is based on the Manager’s measurement of volatility and covariance for each asset. While the Fund intends to maintain investments in a majority of the asset classes at any given time, there are no stated limits on the percentage of assets the Fund can invest or will allocate to a particular asset class at a given time. References to the Fund’s portfolio include investments held through the Subsidiary, unless the context requires otherwise.

In allocating across asset classes, the Manager will take a “balanced risk” approach (similar to risk parity), a trading strategy that actively seeks to allocate capital such that each asset class contributes the same amount of risk to the overall Fund. Generally, lower volatility asset classes (e.g., nominal and inflation-linked bonds) will receive higher notional allocations than higher risk asset classes (e.g., developed and emerging market equities).

While the Fund intends to invest primarily in shares of ETFs, it also intends to utilize a variety of other types of financial instruments to gain exposure to target asset classes, including, but not limited to: options on ETF shares; swap agreements; swap futures; options on swaps; commodity, equity index, volatility index and currency futures contracts and options on such futures contracts; sovereign government fixed income securities; and exchange-traded notes (“ETNs”).

10	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

The Fund may engage in derivative transactions to seek total return; to hedge against fluctuations in the prices of securities or other financial instruments, interest rates or currency exchange rates; to manage certain investment risks; as a substitute for the purchase or sale of securities or other financial instruments with similar economic characteristics, including currencies or commodities. The Fund typically considers a derivative instrument as a substitute for a security or other financial instrument if the performance of the derivative instrument is approximately 80% or more correlated over the past 12 months with the performance of the underlying security or financial instrument. The Fund may also engage in derivative transactions to change the effective duration of its portfolio. Duration is a measure of the price of a fixed income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%. The Fund’s use of derivatives may be extensive.

The Fund will obtain most of its direct exposure to commodities (including ETFs that do not generate “qualifying income” for Federal income tax purposes) through its investments in the Subsidiary in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary has the same investment objective as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments that provide exposure to commodities. However, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund will not invest more than 25% of the value of the Fund’s total assets in the Subsidiary.

The Fund has no geographic limits or minimums as to the markets or jurisdictions to which its assets may be exposed through the purchase or sale of securities or other instruments. This flexibility allows the Manager to look for investments and gain exposure to asset classes and markets around the world that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of issuers of any market capitalization. There is no limit regarding the Fund’s exposure to below investment-grade fixed income securities or to small, less-liquid equity securities, however, as a non-fundamental investment policy, the Fund may not purchase any illiquid securities if, as a result of such acquisition, more than 15% of its net assets would be invested in illiquid securities.

The Fund is actively managed and the Manager will vary the Fund’s exposures to asset classes based on the Manager’s evaluation of investment opportunities within and across asset classes. The Manager will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or instruments will be determined using models based on the Manager’s measurement of volatility and covariance among asset classes.

The Manager expects the Fund’s net asset value (“NAV”) over short-term periods to be volatile because of the underlying volatility of the Fund’s investments. Volatility is a statistical measurement of the dispersion of returns of a security or other financial instrument, including, for example, an ETF or an index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile. The Manager expects that under normal market conditions and based on historical market performance, the Fund’s annualized volatility will typically range between approximately 5% and 11%. The actual or realized volatility level for longer or shorter periods of time may be materially higher or lower than the Manager expects, depending on market conditions. Actual or realized volatility can and will differ from the expected volatility described above.

Certain assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with a term of one (1) year or less to maturity. These cash or cash equivalent holdings also earn income for the Fund.

THE CARLYLE GROUP	11

CARLYLE SELECT TRUST	FUND SUMMARY

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of investments, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer or investment could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which, at times, may be significant and rapid.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You should consult with a financial advisor and/or accountant or tax adviser to determine if this Fund is a suitable investment for you.

A summary of the principal risks of an investment in the Fund is presented below.

Models and Data Risk. Given the complexity of the investments and strategies of the Fund, the Manager relies heavily on the quantitative models developed by the Manager and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Manager for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Manager Risk. The success of the Fund in achieving its investment objective depends on the portfolio managers’ skill in selecting the best investments for the Fund. The Fund’s portfolio managers may make poor decisions with investment selection or risk management and may not be able to successfully implement the Fund’s investment strategy or achieve the investment objective of the Fund, which may negatively affect the Fund’s investment performance. The Manager does not have any experience managing an open-end mutual fund governed by the 1940 Act.

ETF Risk. Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the

12	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies. These limits may prevent the Fund from engaging in ETF investments the Manager otherwise would consider attractive.

Many ETFs have obtained exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund intends to rely on these exemptive orders to invest in unaffiliated ETFs to the extent it invests in ETFs in excess of the statutory limits. If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Manager considers prudent, or cause the Manager to select an investment other than that which the Manager considers suitable.

Because the Fund’s investments are concentrated in ETFs, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, sometimes widely, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Fixed Income and Interest Rate Risk. The market value of fixed income and other interest rate sensitive investments will change in response to the market’s anticipation of interest rate changes and other factors such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the value of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the value of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Volatility Risk. Certain securities and other financial instruments in which the Fund intends to invest may experience substantial volatility, in some periods, significantly in excess of volatility experienced by fixed income instruments and equities. The volatility of such securities and/or instruments may result in substantial fluctuations in the value of the Fund’s investments and therefore the Fund’s net asset value per share over short periods of time.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. This risk is heightened to the extent the Fund invests in securities rated below investment grade, or “junk bonds”, or in obligations of issuers with such ratings. Such defaults could result in losses to the Fund. In addition, the credit quality of securities and investments held by the Fund or by ETFs in which the Fund has invested may be lowered if an issuer’s or obligor’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security or other financial instrument and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security or other financial instrument at a time or price the Fund desires.

THE CARLYLE GROUP	13

CARLYLE SELECT TRUST	FUND SUMMARY

Market Risk. Securities and other financial instruments in which the Fund expects to invest may depreciate in value, suddenly or without advance warning, due to factors that may seem unrelated to the fundamental value of the underlying security or other financial instrument. Regional or sector-specific factors may cause adverse impacts to the instruments owned by the Fund and a decline in the value of your investment.

General Fund Investing Risk. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. Annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency, entity or person. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators. Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Emerging Markets Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation, currency devaluations and have underdeveloped legal and regulatory systems, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Currency Risk. There is a risk that changes in currency exchange rates will negatively affect securities or other financial instruments held by the Fund that are denominated, and/or receiving revenues in foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions or other financial instruments.

Foreign Investments Risk. Foreign investments often involve special risks, not present in U.S. investments, that can increase the chances that the Fund will lose money. These risks include:

■

The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities and commodities laws.

■

Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of investments not typically associated with settlement and clearance of U.S. investments.

14	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund will use derivatives, including commodity futures contracts and options on commodity futures contracts, to pursue its investment strategy, and there may be circumstances where the Fund invests in a derivative contract whose value does not correlate perfectly with the underlying asset, index, security or instrument to which the Fund seeks exposure. Many derivatives involve significant inherent leverage and will expose the Fund to the risk of extremely large losses. Such losses may be many times the amount that the Fund receives or pays at the time a derivative position is established. Derivatives are subject to a number of other risks described elsewhere in this prospectus, such as commodity risk, hedging transactions risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks when that would be beneficial.

Non-Diversification Risk. The Fund is considered a “non-diversified” investment company under the 1940 Act and is therefore permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified investment company would be. As a result, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Counterparty Risk. Investments in commodity-linked derivatives, repurchase agreements, swap agreements or other financial instruments that involve counterparties expose the Fund to counterparty credit risk and may cause the Fund to suffer a loss if the counterparty defaults on its obligations under the agreement. In such investments, the Fund is taking both the investment risk on the underlying security or instrument and the credit risk on the counterparty. In the event of a decline in a counterparty’s creditworthiness or a default by a counterparty the Fund may experience delays in recovering its assets, or experience no recovery at all.

Hedging Transactions Risk. The Fund may seek to hedge risk by purchasing or selling securities or other financial instruments that are expected to protect all or a portion of gains or offset all or a portion of losses from a position in another security or other financial instrument. Hedging transactions involve risk. The Manager’s ability to adequately hedge positions of the Fund will be subject to its ability to accurately assess the degree of correlation between the offsetting instruments that produce the desired outcome. The Manager will continue to need to recalculate, readjust, and re-execute hedges in a cost-effective and timely manner. For a variety of reasons, the Manager may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It may be impossible to perfectly hedge any risk and the cost of a desired hedge may be prohibitively expensive.

Subsidiary Risk. Unlike the Fund, the Subsidiary is not registered as an investment company under the 1940 Act and is therefore not subject to all of the investor protections of the 1940 Act. The Fund and its shareholders are exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to the same risks as if they were held by the Fund. There can be no assurance that the Subsidiary will be able to effectively implement the Fund’s investment strategies or achieve the Fund’s investment objective. Changes in the federal laws of the United States or the laws of the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk. In order to obtain certain tax advantages, the Fund intends to be treated as a “regulated investment company” under Subchapter M of the Code. In order to qualify for this treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments which the Fund invests in is not considered qualifying income. The Fund will therefore restrict its direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income.

If the Fund does not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

THE CARLYLE GROUP	15

CARLYLE SELECT TRUST	FUND SUMMARY

The Fund expects to invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, the Internal Revenue Service (the “IRS”) has stated it is no longer granting private letter rulings requested by entities similar to the Fund and therefore there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund is not “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Given the absence of IRS guidance and rulings on the treatment of such imputed income as qualifying income, actual distributions from the Subsidiary to the Fund may be made if the Fund determines it would be prudent to do so.

Changes in the federal laws of the United States or the laws of the Cayman Islands regarding taxation could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

TIPS and Inflation-Linked Bonds Risk. The Fund may invest in TIPS and inflation-linked bonds. These instruments have payments to the holder that are linked to the rate of inflation. During periods of deflation, this may result in a negative return on these instruments. These instruments are less liquid than nominal bonds of the same issuers and can suffer losses, particularly during times of economic stress or illiquidity.

Real Estate Investing Risk. Real estate-related investments are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Commodities Investment Risk. Investments in commodity-linked derivative instruments, including swap agreements, commodity futures and options on commodity futures, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, including swap agreements, commodity futures and options on commodity futures, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as weather, catastrophic events (such as drought, floods, earthquakes, explosions, pipeline ruptures, spills, military actions and civil wars), embargoes, sanctions, tariffs and international economic, political and regulatory developments.

Commodities Regulatory Risk. The Fund and the Subsidiary are each considered a “commodity pool” by the CFTC and the Manager is subject to CFTC regulation as the commodity pool operator of the Fund and the Subsidiary. The Fund, the Subsidiary and the Manager may be adversely impacted by new regulations affecting them that may be adopted by the CFTC in the future.

Swap Agreements Risk. Swap agreements involve the risk that the counterparty on the swap will default on its payment obligations or that the Fund will be unable to pay the other party to the agreement.

Securities Lending Risk. From time to time, the Fund may lend securities in its portfolio. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Manager is unable to reinvest cash collateral at rates that exceed the costs involved.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

16	THE CARLYLE GROUP

CARLYLE SELECT TRUST	FUND SUMMARY

Redemption Risk. The Fund could experience losses if the Fund receives significant redemption requests from shareholders and such requests occur at times of market dislocation, declining prices for the securities or instruments that the Fund holds, or when the securities or other financial instruments held by the Fund are illiquid and the Fund is forced to liquidate its holdings at prices that are not reflective of their fair value.

ETN Risk. ETNs are debt obligations and their payments of interest or principal are linked to the performance of a reference investment (typically an index). ETNs are subject to the performance of their issuer and may lose all or a portion of their entire value if the issuer fails or its credit rating changes. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and weighting of the components of that index. ETNs also incur certain expenses not incurred by the reference investment and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The market trading price of an ETN may be more volatile than the reference investment it is designed to track. The Fund may purchase an ETN at prices that exceed its net asset value and may sell such investments at prices below such net asset value. The Fund may not be able to liquidate ETN holdings at the time and price desired, which may impact Fund performance.

Futures Contract Risk. Investing in futures contracts involves the risk of unlimited loss of any amount invested, counterparty default, risks related to variation margin requirements including the lack of liquidity available on the remainder of the Fund’s portfolio to meet such requirements, the imperfect correlation between the futures contract and the underlying asset, the lack of a liquid secondary market for a futures contract and the resulting inability to close the futures contract when desired, and the Manager’s potential inability to appropriately use futures contracts to implement the Fund’s investment strategy.

High Portfolio Turnover Risk. It is possible that during certain periods, the Fund may buy and sell assets on a relatively rapid basis, thus causing relatively high portfolio turnover. In this event, the Fund could incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders of the Fund than is typically the case.

Liquidity Risk. While the Fund intends to invest primarily in financial instruments and securities that are liquid, any of the financial instruments or securities to which the Fund’s portfolio is exposed may be difficult to purchase or sell, particularly during periods of extreme market stress. The Fund may not be able to sell illiquid securities or other financial instruments at advantageous prices or times and may not be able to successfully implement its strategy due to market dislocations that make it difficult or impossible to sell or purchase securities or other financial instruments at prices that reflect their fair value.

New Fund Risk. The Fund is a new entity with no operating history or trading history. The Manager has no experience managing an open-end mutual fund governed by the 1940 Act. Investors in the Fund bear the risk that the Manager may not successfully implement the Fund’s investment strategy, that the investment strategy may not be successful, that the investment objective may not be met, or that the Fund may fail to achieve its desired portfolio composition. The Fund could be liquidated without shareholder approval, which could have negative consequences for shareholders.

PERFORMANCE

Because the Fund had not commenced investment operations prior to the date of this prospectus, no performance returns are presented in this part of the prospectus. Annual performance returns provide some indications of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. After the Fund has one full calendar year of performance, the Fund will provide annual performance returns and a comparison of those returns to a broad measure of market performance.

THE CARLYLE GROUP	17

CARLYLE SELECT TRUST	FUND SUMMARY

MANAGEMENT OF THE FUND

Manager

Carlyle GMS Investment Management L.L.C.

Portfolio Manager	Managed Fund Since	Primary Title with the Manager
Matthew A. Simsic	Inception	Managing Director
Jaipal K. Tuttle, Ph.D.	Inception	Managing Director

For important information about purchase and sale of Funds shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 17 of this prospectus.

18	THE CARLYLE GROUP

IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of each Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 888-207-9542, or by mail (c/o State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116). Each Fund’s initial and subsequent investment minimums generally are as follows:

	Class N Shares	Class I Shares
Minimum Initial Investment	$25,000	$1,000,000
Minimum Subsequent Investment	$1,000	No Minimum

The Funds may waive or reduce the minimum requirement with respect to certain fee-based and discretionary accounts and programs offered by certain financial intermediaries.

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are a tax-exempt investor or investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred arrangements. You should consult your own tax advisor prior to investing in a Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and the Manager or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE CARLYLE GROUP	19

DETAILS ABOUT THE FUNDS

DETAILS ABOUT THE CARLYLE ENHANCED COMMODITY REAL RETURN FUND

Investment Objective

Carlyle Enhanced Commodity Real Return Fund (the “Fund”) seeks long-term total return in excess of inflation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating assets among various commodity sectors (including agricultural, energy and precious and base metals). The Fund invests in fixed income securities including money market instruments and inflation-linked securities, as well as in derivatives. The Fund will obtain exposure to commodity sectors by investing, under normal market conditions, in commodity-linked derivatives, inflation-indexed securities and debt securities of commodity-producing, processing or distribution companies, directly or through investments in the Subsidiary (defined below). Commodity- and inflation-linked derivative instruments include commodity- and inflation-linked notes, swap agreements, commodity futures and options on commodity futures. Vermillion Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), will provide investment and commodity trading advice to the Fund and the Subsidiary and will manage the portfolio investments of the Fund and the Subsidiary. The Sub-Adviser primarily uses quantitative and fundamental relative value approaches to investing in commodity-linked derivative instruments, and inflation-indexed securities and derivatives. For purposes of assessing the Fund’s real return relative to inflation, real return equals total return less the rate of inflation, which is measured by the change in a governmental inflation index. References to the Fund’s portfolio include investments held through the Subsidiary, unless the context requires otherwise.

The Fund will obtain most of its direct exposure to commodities through its investments in Carlyle Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary has the same investment objective as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity index-linked notes, inflation-linked derivatives, swap agreements, commodity options and commodity futures and options on commodity futures. However, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund will not invest more than 25% of the value of the Fund’s total assets in the Subsidiary.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to the value of a particular physical commodity or commodity futures contract, or a subset of physical commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract terms than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund may also invest in derivative instruments linked to a commodities index or to an inflation index. The Fund may engage in derivative transactions to seek total return; to hedge against fluctuations in the prices of securities or other financial instruments, interest rates or currency exchange rates; to manage certain investment risks; as a substitute for the purchase or sale of securities or other financial instruments with similar economic characteristics, including currencies or commodities. The Fund typically considers a derivative instrument as a substitute for a security or other financial instrument if the performance of the derivative instrument is approximately 80% or more correlated over the past 12 months with the performance of the underlying security or financial instrument. The Fund may also engage in derivative transactions to change the effective duration of its portfolio. Duration is a measure of the price of a fixed income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%. The Fund’s use of derivatives is likely to be extensive.

20	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DETAILS ABOUT THE FUNDS

Assets not invested in commodity-linked derivative instruments will be invested primarily outside of the Subsidiary in inflation-indexed securities and derivatives and in fixed income instruments, primarily debt securities issued by commodity-producing, processing or distribution companies. The Fund may also invest in money market instruments and in shares of money market mutual funds. The Fund’s investments in such instruments may provide collateral for the Fund’s derivatives positions and are also intended to provide liquidity and preserve capital.

The Fund’s fixed income investments may include obligations of commodity-producing, processing or distribution companies. Fixed income investments also may include obligations of the U.S. Treasury, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or Treasury Inflation Protected-Securities (“TIPS”). The Fund will generally buy securities with remaining maturities of two (2) years or less and expects that under normal circumstances the average maturity of its holdings of fixed income securities will generally be two (2) years or less.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of commodity-linked derivative instruments and inflation-linked instruments, a limited number of issuers, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund’s investment objective and the principal investment strategies are not “fundamental” and therefore, may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective; notice is not required for investment strategy changes.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which, at times, may be significant and rapid.

DETAILS ABOUT THE CARLYLE CORE ALLOCATION FUND

Investment Objective

Carlyle Core Allocation Fund (the “Fund”) seeks long-term total returns.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating capital across major asset classes: equities, debt, real estate, commodities, currencies and volatility, and within such classes in a variety of investments, including developed and emerging market equities, traditional and inflation linked bonds, credit spreads, gold, oil and real estate (through investments in real estate investment trusts). The Fund will invest in these asset classes using a portfolio of instruments discussed below, but primarily through shares of exchange-traded funds (“ETFs”). The Fund will also invest in volatility by investing in futures contracts and options on futures contracts that track the Chicago Board Options Exchange volatility index, which itself tracks the estimated implied volatility of the S&P 500 index over the next 30 days. The allocation across different asset classes is based on the Manager’s measurement of volatility and covariance for each asset. While the Fund intends to maintain investments in a majority of the asset classes at any given time, there are no stated limits on the percentage of assets the Fund can invest or will allocate to a particular asset class at a given time. References to the Fund’s portfolio include investments held through the Subsidiary, unless the context requires otherwise.

In allocating across asset classes, the Manager will take a “balanced risk” approach (similar to risk parity), a trading strategy that actively seeks to allocate capital such that each asset class contributes the same amount of risk to the overall Fund, Generally, lower volatility asset classes (e.g., nominal and inflation-linked bonds) will receive higher notional allocations than higher risk asset classes (e.g., developed and emerging market equities).

THE CARLYLE GROUP	21

CARLYLE SELECT TRUST	DETAILS ABOUT THE FUNDS

While the Fund intends to invest primarily in shares of ETFs, it also intends to utilize a variety of other types of financial instruments to gain exposure to target asset classes, including, but not limited to: options on ETF shares; swap agreements; swap futures; options on swaps; commodity, equity index, volatility index and currency futures contracts and options on such futures contracts; sovereign government fixed income securities; and ETNs. The Fund may engage in derivative transactions to seek total return; to hedge against fluctuations in the prices of securities or other financial instruments, interest rates or currency exchange rates; to manage certain investment risks; as a substitute for the purchase or sale of securities or other financial instruments with similar economic characteristics, including currencies or commodities. The Fund typically consider a derivative instrument as a substitute for a security or other financial instrument if the performance of the derivative instrument is approximately 80% or more correlated over the past 12 months with the performance of the underlying security or financial instrument. The Fund may also engage in derivative transactions to change the effective duration of its portfolio. Duration is a measure of the price of a fixed income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%. The Fund’s use of derivatives may be extensive.

The Fund may have exposure in long and short positions across any of the asset classes listed above. Short positions will generally only be taken to hedge investments made by the Fund. The Manager does not anticipate that the Fund will be net short any particular market. The Fund currently expects to gain exposures to certain types of investments generally through ETFs.

The Fund will obtain most of its direct exposure to commodities (including ETFs that do not generate “qualifying income” for Federal income tax purposes) through its investments in the Subsidiary in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary has the same investment objective as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments that provide exposure to commodities. However, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund will not invest more than 25% of the value of the Fund’s total assets in the Subsidiary.

The Fund has no geographic limits or minimums as to the markets or jurisdictions to which its assets may be exposed through the purchase or sale of securities or other instruments. This flexibility allows the Manager to look for investments and gain exposure to asset classes and markets around the world that it believes will enhance the Fund’s ability to meet its objective. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories. The Fund may have exposure to equity securities of issuers of any market capitalization. While there is no limit regarding the Fund’s exposure to below investment-grade fixed income securities or small, less-liquid equity securities, as a non-fundamental investment policy, the Fund may not purchase any illiquid securities if, as a result of such acquisition, more than 15% of its net assets would be invested in illiquid securities.

The Fund is actively managed and the Manager will vary the Fund’s exposures to asset classes based on the Manager’s evaluation of investment opportunities within and across asset classes. The Manager will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or instruments will be determined using models based on the Manager’s measurement of volatility and covariance among asset classes.

The Manager expects the Fund’s NAV over short-term periods to be volatile because of the underlying volatility of the Fund’s investments. Volatility is a statistical measurement of the dispersion of returns of a security or other financial instruments, including, for example, an ETF or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund’s returns are expected to be volatile. The Manager expects that

22	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DETAILS ABOUT THE FUNDS

under normal market conditions and based on historical market performance, the Fund’s annualized volatility will typically range between approximately 5% and 11%. However, the actual or realized volatility level for longer or shorter periods of time may be materially higher or lower than the Manager expects, depending on market conditions. Actual or realized volatility can and will differ from the expected volatility described above.

Certain assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with a term of one (1) year or less to maturity. These cash or cash equivalent holdings also earn income for the Fund.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of investments, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer or investment could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund’s investment objective and the principal investment strategies are not “fundamental” and therefore may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective; notice is not required for investment strategy changes.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which, at times, may be significant and rapid.

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES

Investment Techniques

Each Fund intends to pursue its investment objectives using the principal investment strategies described above. In addition to the principal investment strategies described above, each Fund may employ the following techniques in pursing their investment objectives.

Temporary Defensive Positions

For temporary defensive purposes, a Fund occasionally may invest in lower yield instruments that are not normally part of the Fund’s principal investment strategies. For example, each Fund may invest all or most of its total assets in cash and cash equivalents, such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Securities Lending

With a view to earning additional income and increasing total return, each Fund may lend its portfolio securities to certain types of eligible borrowers in amounts up to 33 1/3% of its total assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the

THE CARLYLE GROUP	23

CARLYLE SELECT TRUST	DETAILS ABOUT THE FUNDS

custodian for the benefit of the Fund. Each Fund has a right to call a loan that it made at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. Each of the Funds will generally not have the right to vote securities while they are being loaned, but it is expected that the Manager or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Board of Trustees. The securities lending agent will maintain a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been loaned will not be eligible for designation as qualified dividend income or for the dividends received deduction.

24	THE CARLYLE GROUP

RISK FACTORS

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are referred to as “principal risks”. The principal risks associated with each Fund are summarized in each Fund’s summary above and described below. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. The table below indicates the principal risks applicable to each Fund.

Each Fund is intended for long-term investors. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

X—Principal Risk	Carlyle Enhanced Commodity Real Return Fund	Carlyle Core Allocation Fund
Commodities Regulatory Risk	X	X
Commodities Investment Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Currency Risk		X
Derivatives Risk	X	X
Emerging Markets Risk		X
ETF Risk	X	X
ETN Risk		X
Equity Securities Risk		X
Fixed Income and Interest Rate Risk	X	X
Foreign Investments Risk	X	X
Fund of Funds Structure Risk		X
Futures Contract Risk	X	X
General Fund Investing Risk	X	X
Hedging Transactions Risk	X	X
High Portfolio Turnover Risk	X	X
Investment in Other Investment Companies Risk	X	X
Liquidity Risk	X	X
Manager Risk	X	X
Market Risk	X	X
Models and Data Risk	X	X
New Fund Risk	X	X
Non-Diversification Risk	X	X
Real Estate Investing Risk		X
Redemption Risk	X	X
Securities Lending Risk		X
Short Sale Risk	X
Subsidiary Risk	X	X
Swap Agreements Risk	X	X
Tax Risk	X	X
TIPS and Inflation-Linked Bonds Risk	X	X
U.S. Government Securities Risk	X	X
Valuation Risk	X
Volatility Risk	X	X

THE CARLYLE GROUP	25

CARLYLE SELECT TRUST	RISK FACTORS

Commodities Regulatory Risk. The Funds and their Subsidiaries are each considered a commodity pool by the CFTC. The Manager is subject to CFTC regulation as the commodity pool operator of the Funds and their Subsidiaries. The Sub-Adviser is registered with the CFTC as a commodity pool operator and commodity trading advisor and is subject to regulation as a commodity pool operator of Carlyle Enhanced Commodity Real Return Fund and its Subsidiary. The Funds, their Subsidiaries, the Manager and the Sub-Adviser may be adversely impacted by new regulations affecting them that may be adopted by the CFTC in the future.

Commodities Investment Risk. Because the Fund will invest in commodity-linked derivative instruments, including swap agreements, commodity futures and options on commodity futures, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. In addition, prices in the energy and metals sectors may be significantly affected as a result of risks generally associated with extraction of natural resources, including catastrophic events such as explosions, fires, pipeline ruptures and spills and other discharges of hazardous materials, related environmental costs (including remediation costs and substantial government fines and penalties), military actions, civil wars and the risk of the failure of an natural resources company in which a Fund invests to carry adequate insurance or to otherwise operate its assets appropriately. Use of commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of commodity-linked derivatives will be successful.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default or a decline in a counterparty’s creditworthiness, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though the Fund may attempt to limit counterparty risk by using counterparties whose credit rating is judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counterparty will not default.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. This risk is heightened to the extent the Fund invests in securities rated below investment grade, or “junk bonds”, or in obligations of issuers with such ratings. Such defaults could result in losses to the Fund. In addition, the credit quality of securities and investments held by the Fund or by ETFs in which the Fund has invested may be lowered if an issuer’s or obligor’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security or other financial instrument and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security or other financial instrument at a time or price the Fund desires.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate

26	THE CARLYLE GROUP

CARLYLE SELECT TRUST	RISK FACTORS

significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. The Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and therefore is subject to enhanced counterparty risk.

Derivatives are subject to a number of other risks described elsewhere in this prospectus, such as commodity risk, hedging transactions risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks when that would be beneficial.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Emerging Markets Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation, currency devaluations and have underdeveloped legal and regulatory systems, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

ETF Risk. Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

THE CARLYLE GROUP	27

CARLYLE SELECT TRUST	RISK FACTORS

ETN Risk. ETNs are debt obligations and their payments of interest or principal are linked to the performance of a reference investment (typically an index). ETNs are subject to the performance of their issuer and may lose all or a portion of their entire value if the issuer fails or its credit rating changes. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and weighting of the components of that index. ETNs also incur certain expenses not incurred by the reference investment and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The market trading price of an ETN may be more volatile than the reference investment it is designed to track. The Fund may purchase an ETN at prices that exceed its net asset value and may sell such investments at prices below such net asset value. The Fund may not be able to liquidate ETN holdings at the time and price desired, which may impact Fund performance.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Fixed Income and Interest Rate Risk. The market value of fixed income and other interest rate sensitive investments will change in response to the market’s anticipation of interest rate changes and other factors such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the value of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the value of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Foreign Investments Risk. Foreign investments often involve special risks, not present in U.S. investments, that can increase the chances that the Fund will lose money. These risks include:

■

The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolios.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities and commodities laws.

■

Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of investments not typically associated with settlement and clearance of U.S. investments.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies. These limits may prevent the Fund from engaging in ETF investments the Manager otherwise would consider attractive.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund intends to rely on these exemptive orders to invest in unaffiliated ETFs to the extent it invests in ETFs in excess of the statutory limit. If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent it from allocating its investments in the manner the Manager considers prudent, or cause the Manager to select an investment other than that which the Manager considers suitable.

28	THE CARLYLE GROUP

CARLYLE SELECT TRUST	RISK FACTORS

Because the Fund’s investments are concentrated in ETFs, and its performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Futures Contract Risk. Investing in futures contracts involves the risk of unlimited loss of any amount invested, counterparty default, risks related to variation margin requirements including the lack of liquidity available on the remainder of the Fund’s portfolio to meet such requirements, the imperfect correlation between the futures contract and the underlying asset, the lack of a liquid secondary market for a futures contract and the resulting inability to close the futures contract when desired, and the Manager’s potential inability to appropriately use futures contracts to implement the Fund’s investment strategy.

General Fund Investing Risk. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. Annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency, entity or person. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators. Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Hedging Transactions Risk. The Fund may seek to hedge risk by purchasing or selling securities or other financial instruments that are expected to protect all or a portion of gains or offset all or a portion of losses from a position in another security or other financial instrument. Hedging transactions involve risk. The ability of the Manager, or the Sub-Adviser, in the case of the Carlyle Enhanced Commodity Real Return Fund, to adequately hedge positions of the Fund will be subject to its ability to accurately assess the degree of correlation between the offsetting instruments that produce the desired outcome. The Manager or Sub-Adviser will continue to need to recalculate, readjust, and re-execute hedges in a cost-effective and timely manner. For a variety of reasons, the Manager or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It may be impossible to perfectly hedge any risk and the cost of a desired hedge may be prohibitively expensive.

High Portfolio Turnover Risk. It is possible that during certain periods the Fund may buy and sell assets on a relatively rapid basis, thus causing relatively high portfolio turnover. In this event, the Fund could incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders of the Fund than is typically the case.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

Liquidity Risk. While the Fund intends to invest primarily in financial instruments and securities that are liquid, any of the financial instruments or securities to which the Fund’s portfolio is exposed may be difficult to purchase or sell, particularly during periods of extreme market stress. The Fund may not be able to sell illiquid securities or other financial instruments at advantageous prices or times and may not be able to successfully implement its strategy due to market dislocations that make it difficult or impossible to sell or purchase securities or other financial instruments at prices that reflect their fair value.

THE CARLYLE GROUP	29

CARLYLE SELECT TRUST	RISK FACTORS

Manager Risk. The success of the Fund in achieving its investment objective depends on the portfolio managers’ skill in selecting the best investments for the Fund. The Fund’s portfolio managers may make poor decisions with investment selection or risk management and may not be able to successfully implement the Fund’s investment strategy or achieve the investment objective of the Fund, which may negatively affect the Fund’s investment performance. Neither the Manager nor the Sub-Adviser has any experience managing an open-end mutual fund governed by the 1940 Act.

Market Risk. Securities and other financial instruments in which the Fund expects to invest may depreciate in value, suddenly or without advance warning, due to factors that may seem unrelated to the fundamental value of the underlying security or other financial instrument. Regional or sector-specific factors may cause adverse impacts to the instruments owned by the Fund and a decline in the value of your investment.

Models and Data Risk. Given the complexity of the investments and strategies of the Fund, the Manager or the Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Manager or the Sub-Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Manager or the Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

New Fund Risk. The Fund is a new entity with no operating history or trading history. Neither the Manager nor the Sub-Adviser has any experience managing an open-end mutual fund governed by the 1940 Act. Investors in the Fund bear the risk that the Manager or Sub-Adviser may not successfully implement the Fund’s investment strategy, that the investment strategy may not be successful, that the investment objective may not be met, or that the Fund may fail to achieve its desired portfolio composition. The Fund could be liquidated without shareholder approval, which could have negative consequences for shareholders.

Non-Diversification Risk. The Fund is considered a “non-diversified” investment company under the 1940 Act and is therefore permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified investment company would be. As a result, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Real Estate Investing Risk. Real estate-related investments are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

30	THE CARLYLE GROUP

CARLYLE SELECT TRUST	RISK FACTORS

Securities Lending Risk. From time to time, the Fund may lend securities in its portfolio. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Manager is unable to reinvest cash collateral at rates that exceed the costs involved.

Short Sale Risk. The Fund’s strategies may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After selling a security short, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC or financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Subsidiary Risk. Unlike the Fund, the Subsidiary is not registered as an investment company under the 1940 Act and is therefore not subject to all of the investor protections of the 1940 Act. The Fund and its shareholders are exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments and commodities, as well as any ETFs, held by the Subsidiary are subject to the same risks as if they were held by the Fund. There can be no assurance that the Subsidiary will be able to effectively implement the Fund’s investment strategies or achieve the Fund’s investment objective. Changes in the laws of the United States or the laws of the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Swap Agreements Risk. Swap agreements involve the risk that the counterparty on the swap will default on its payment obligations or that the Fund will be unable to pay the other party to the agreement.

Tax Risk. In order to obtain certain tax advantages, the Fund intends to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for this treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments which the Fund invests in is not considered qualifying income. The Fund will therefore restrict its direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income.

THE CARLYLE GROUP	31

CARLYLE SELECT TRUST	RISK FACTORS

If the Fund does not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

The Fund expects to invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, the IRS has stated it is no longer granting private letter rulings requested by entities similar to the Fund and therefore there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund is not “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Given the absence of IRS guidance and rulings on the treatment of such imputed income as qualifying income, actual distributions from the Subsidiary to the Fund may be made if the Fund determines it would be prudent to do so.

Changes in the laws of the United States or the laws of the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

TIPS and Inflation-Linked Bonds Risk. The Fund may invest in TIPS and inflation-linked debt securities. These instruments are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk. Many commodity linked derivative instruments in which the Fund invests are not actively traded. The lack of an active trading market may make it difficult to obtain an accurate price for a security or other investment held by the Fund.

Volatility Risk. Certain securities and other financial instruments in which the Fund intends to invest may experience substantial volatility, in some periods, significantly in excess of volatility experienced by fixed income instruments and equities. The volatility of such securities and/or instruments may result in substantial fluctuations in the value of the Fund’s investments and therefore the Fund’s net asset value per share over short periods of time.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries—Carlyle Enhanced Commodity Real Return Fund Summary,” “Fund Summaries—Carlyle Core Allocation Fund Summary” and the Statement of Additional Information (“SAI”).

32	THE CARLYLE GROUP

THE FUNDS’ MANAGEMENT AND ADMINISTRATION

THE FUNDS

The Carlyle Enhanced Commodity Real Return Fund and the Carlyle Core Allocation Fund (each a “Fund” and collectively, the “Funds”) is each a series of Carlyle Select Trust, a Delaware statutory trust (the “Trust”). The Trust is governed by its Board of Trustees. The Board of Trustees is responsible for overseeing all business activities of the Funds.

Each Fund offers multiple classes of its shares. A multiple class fund such as each Fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class of shares in a multiple class fund can have its own transaction minimums and may vary with respect to expenses for distribution and shareholder services, as determined by the Board of Trustees. This means that one class could offer access to a Fund on different terms than another class. One class of a Fund’s shares may be more appropriate for a particular investor than another class.

The Funds may in the future issue other classes of shares that have different expense levels and different requirements for who may invest. Call 888-207-9542 to obtain more information concerning the Funds’ other share classes. A financial intermediary who receives compensation for selling shares of the Funds may receive a different amount of compensation for sales of different classes of shares.

THE SUBSIDIARIES

Each of the Carlyle Enhanced Commodity Real Return Fund and the Carlyle Core Allocation Fund has a wholly-owned subsidiary (each, a “Subsidiary”) organized under the laws of the Cayman Islands that is overseen by its own board of directors. The Board of Trustees has oversight responsibility for the investment activities of each Fund, including its investment in its Subsidiary, and each Fund’s role as sole shareholder of the Subsidiary. It is intended that shares of each Subsidiary will not be sold or offered to other investors.

Each Subsidiary has entered into a separate agreement with the Manager and its affiliates to provide investment management and other services to each Subsidiary. The Manager does not receive additional compensation for its management of the Subsidiary.

The Manager has entered into contracts with the Sub-Adviser, Vermillion Asset Management, LLC (“Vermillion”), pursuant to which Vermillion will provide investment advice and commodity trading advice to the Carlyle Enhanced Commodity Real Return Fund and to its Subsidiary. The Manager compensates the Sub-Adviser at no additional cost to the Fund.

Each Subsidiary has entered into separate agreements for the provision of custody and administration services to it.

Consolidated results of each Fund and its Subsidiary will be included in each Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

THE MANAGER AND SUB-ADVISER

The Funds’ Manager is Carlyle GMS Investment Management L.L.C., a Delaware limited liability company formed in 2012. The Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a commodity pool operator registered with the CFTC under the Commodity Exchange Act of 1936, as amended (the “CEA”), and is a wholly-owned subsidiary of The Carlyle Group, L.P. (“Carlyle”), a global alternative asset manager. The principal executive offices of the Manager are located at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Subject to the overall authority of the Board of Trustees, the Manager furnishes continuous investment supervision and management to the Funds, including oversight of the Subsidiary.

THE CARLYLE GROUP	33

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with approximately $199 billion in assets under management across 120 funds and 133 fund of funds vehicles as of March 31, 2014. Carlyle has more than 1,600 employees, including more than 700 investment professionals, in 38 offices across six continents, and serves over 1,650 private equity fund investors from 77 countries. To date, all of the funds managed by Carlyle and its affiliates have been privately offered. The Funds are the first open-end mutual funds registered under the 1940 Act in the Carlyle fund family. In 2013, Carlyle launched its first business development company, or “BDC”, regulated under the 1940 Act.

Carlyle’s Global Market Strategies platform, established in 1999 with its first high yield fund, advises a group of 62 active funds, as of March 31, 2014, that pursue investment opportunities across various types of credit, equities and alternative instruments, and (with regard to certain macroeconomic strategies) currencies, commodities and interest rate products and their derivatives.

Vermillion Asset Management, LLC, a Delaware limited liability company, was formed in 2005 by Andrew Gilbert and Christopher Nygaard, and deals in both derivatives, such as futures contracts and swaps, and in cash markets for physical commodities, and is the Sub-Adviser for the Carlyle Enhanced Commodity Real Return Fund and its Subsidiary. The Sub-Adviser joined Carlyle in 2012, when Carlyle acquired approximately 55% interest in the Sub-Adviser. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act and a commodity trading advisor registered with the CFTC under the CEA. The Manager compensates the Sub-Adviser out of its fee for managing the Carlyle Enhanced Commodity Real Return Fund. The principal executive offices of the Sub-Adviser are located at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Neither the Manager nor the Sub-Adviser has previously managed or sub-advised an open-end fund registered under the 1940 Act.

Each Fund pays a management fee to the Manager, pursuant to a management agreement, as reflected below and expressed as a percentage of average daily net assets.

Fund
Carlyle Enhanced Commodity Real Return Fund	0.80%
Carlyle Core Allocation Fund	0.75%

In addition, pursuant to a separate management agreement with each Subsidiary, the Manager serves as the manager of each Subsidiary. The Manager does not receive additional compensation for its management of the Subsidiaries.

The Manager has contractually agreed to waive and/or reimburse expenses of Class N and Class I Shares to the extent necessary to maintain the total annual fund operating expenses, inclusive of the Subsidiary, of the Class N or Class I Shares, exclusive of certain expenses, at no more than the following percentages of the average daily net assets of that class (the “Fee Waiver Agreement”):

Fund
Carlyle Enhanced Commodity Real Return Fund
Class N	1.45%
Class I	1.20%
Carlyle Core Allocation Fund
Class N	1.30%
Class I	1.05%

34	THE CARLYLE GROUP

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

The Fee Waiver Agreement for the Class N and Class I Shares of all Funds, inclusive of the Subsidiaries, is effective through August 31, 2015. The Fee Waiver Agreement may only be terminated with respect to a Fund before August 31, 2015 with the consent of the Board of Trustees, including the majority of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and does not extend to acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses. Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expense reimbursed, only to the extent that the recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.

A discussion of the criteria the Board of Trustees of the Trust used in approving the management agreements for the Funds and the sub-advisory agreement for the Carlyle Enhanced Commodity Real Return Fund will be available in the Trust’s initial report to shareholders.

Each Fund is managed by a team of investment professionals.

The portfolio managers of the Sub-Adviser overseeing the Carlyle Enhanced Commodity Real Return Fund are Messrs. Andrew Gilbert, Christopher Nygaard and David Jelinek.

Andrew Gilbert. Andrew Gilbert’s career has focused on trading, risk management, and technology for exchange traded and OTC derivatives and securities. Prior to co-founding the Sub-Adviser in 2005, he was Managing Director and Head of North American Equities and Derivatives trading at Dresdner Kleinwort Wasserstein, where he supervised day-to-day trading activities for a variety of trading desks and actively traded equity derivatives. Prior to Dresdner, Mr. Gilbert was Associate Director at Susquehanna International Group, LLP. During the course of his 11 years at Susquehanna, Mr. Gilbert held several different positions, the last of which was building and managing the firm’s Quantitative Trading Group. Prior to that role, he was the Head of Index Derivatives, where he coordinated index traders firm wide, both on the floors of exchanges and on trading desks. Mr. Gilbert began his career at Susquehanna as an Index Trader on the Chicago Board Options Exchange. He graduated with a B.S. from Columbia University.

Christopher Nygaard. Christopher Nygaard has focused on physical commodity and derivatives trading, risk systems modeling, and structured commodity finance. Prior to co-founding the Sub-Adviser in 2005, he was Managing Director and Portfolio Manager for Octagon Asset Management, LLC, where he invested in commodity inventory finance, trade finance and asset backed securities on a global basis. Prior to joining Octagon, Mr. Nygaard was a trader for hedge fund Deephaven Capital Management, LLC, then owned by the Arbitrade Group. At Deephaven, he coded and managed a long-short equity portfolio based on a proprietary trading model of the firm. Mr. Nygaard also was a trader and risk manager within the Arbitrade Group’s options market making arm, where he worked in the equity index options area on the Chicago Board Options Exchange and the Chicago Mercantile Exchange. Mr. Nygaard began his career at Cargill Inc., where he traded various agricultural and soft commodities worldwide from 1991 through 1997. At Cargill, he traded both physical commodities and their related exchange-based and OTC derivatives. He graduated from Northwestern University with a B.A.

David Jelinek. David Jelinek directs the Sub-Adviser’s quantitative research efforts. His responsibilities in the quantitative area include managing a team of quantitative analysts and programmers, modeling volatility, working with the Sub-Adviser’s Portfolio Managers to understand quantitative factors affecting the markets in which they trade, analyzing OTC derivatives, and testing the validity of proprietary models and applications. Mr. Jelinek also leads the Sub-Adviser’s investment education efforts, including weekly discussions on option theory, decision theory and other issues affecting trading and portfolio management. He joined the Sub-Adviser in 2006 from D. E. Shaw & Co., where he was a Quantitative Analyst. At D.E. Shaw & Co., his responsibilities included equity modeling and research into decisions affecting long-only portfolio management. Mr. Jelinek began his career at Susquehanna International Group, LLP, where he worked in options and equity research. He received his undergraduate degree in mathematics from Brown University and earned his Ph.D. in computer science from the University of Pennsylvania.

THE CARLYLE GROUP	35

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

The investment professionals of the Manager overseeing the Carlyle Core Allocation Fund are Messrs. Matthew A. Simsic and Jaipal K. Tuttle, Ph.D.

Matthew A. Simsic. Matthew A. Simsic is a Managing Director at Carlyle. Prior to joining Carlyle, Mr. Simsic worked with Mr. Tuttle to initiate the launch of OKLO Advisors, LLC, an investment advisory affiliate of OKLO Financial, LLC. He has over 18 years of experience in quantitative trading and managing risk of complex portfolios. His primary focus has been on the design, development, and implementation of systematic quantitative and technology-driven trading strategies in global equities, futures, and options markets. Mr. Simsic most recently served as the Head of Trading and Head of Risk at Eladian Partners, where he was also a partner and member of the firm’s executive committee. Previously, he held senior trading and leadership positions at DRW Trading, Millennium Partners, Bear Stearns, and Hull Trading. Mr. Simsic received his B.S. from Indiana University and an MBA from the NYU Stern School of Business.

Jaipal K. Tuttle, Ph.D. Jaipal K. Tuttle, Ph.D. is a Managing Director at Carlyle. In addition to creating the core models of the Carlyle Core Allocation Fund, he is responsible for new research initiatives. Dr. Tuttle obtained his Ph.D. in Theoretical Physics from the University of California Santa Cruz in conjunction with Stanford University. His work in two-dimensional quantum black hole evaporation was conducted with Professor Leonard Susskind. He began his professional career at Morgan Stanley and was one of the earliest members of the Process Driven Trading group. PDT gained a reputation as one of the world’s leading statistical arbitrage groups during Dr. Tuttle’s tenure. In 2001 he left PDT to manage his own assets and pursue outside interests. The models he created at that time served as the foundation for OKLO Financial, LLC. In 2004 Dr. Tuttle founded MESA Asset Management, LLC, which was renamed in 2007 OKLO Financial, LLC, to manage outside capital based on his “Core Model Portfolio” strategy. Dr. Tuttle’s additional affiliations include Portfolio Manager for Tower Research Capital (2009), President of OKLO Corporation and Portfolio Manager of OKLO Dynamic Capital (2008) and Managing Member of VN7 Dynamic Capital, LP (2009-2011).

The investment professionals of the Manager and Sub-Adviser are responsible for overseeing the day-to-day management of the Funds and the Subsidiaries as delineated above, as well as setting the overall investment strategy of each Fund. The SAI provides additional information about the portfolio managers, including compensation, other accounts managed, ownership of Funds shares and possible conflicts of interest.

PAST PERFORMANCE OF OKLO CORE MODEL PORTFOLIO STRATEGY

The performance information set forth below shows historical gross and net returns for separately managed accounts (the “Accounts”) with account values of at least $125,000 managed by OKLO Financial, LLC (“OKLO”) from October 1, 2004 through December 31, 2013 under OKLO’s Core Model Portfolio strategy (the “Core Model Composite”), which had investment objectives and policies that are substantially similar to those of the Carlyle Core Allocation Fund. In 2013, OKLO was acquired by an affiliate of the Manager and the investment personnel responsible for the performance information presented below will be managing the Carlyle Core Allocation Fund in a manner substantially similar to that of the Accounts.

The performance of the Accounts does not represent the historical performance of the Carlyle Core Allocation Fund and should not be considered indicative of the future performance of the Accounts or the Fund. Future results will differ from past results due to the performance of the financial markets, account expenses, the size of positions taken, and other factors. The Accounts were not managed in a commingled fund or registered as an investment company under the 1940 Act. In addition, the Accounts were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Code. Consequently, the performance results for the Accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the Accounts were lower than the anticipated operating expenses of the Fund.

The manner in which the performance was calculated for the Accounts differs from that of registered mutual funds such as the Carlyle Core Allocation Fund. All returns presented were calculated on a weighted average and time weighted total return basis and include all cash, dividends and interest and realized and unrealized gains and losses. For the period October

36	THE CARLYLE GROUP

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

2004 to November 2005, returns were calculated monthly and for the period December 2005 to December 2013, returns were calculated daily. Securities are valued as of trade-date. The currency used to express performance in the composite is U.S. dollars. The performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Core Model Composite net returns are presented after actual management fees and trading expenses of the Accounts. The management fee rates for the Accounts varied between 0.75% – 1.95% per annum on assets managed. The weighted average management fee rate for the Core Model Composite for the period 2004 – 2013 were as follows: 1.47% (2004), 1.30% (2005), 1.30% (2006), 1.25% (2007), 1.00% (2008), 1.71% (2009), 1.57% (2010), 1.48% (2011), 1.61% (2012) and 1.45% (2013). The separately managed accounts’ gross returns are presented before management fees but after all trading expenses.

The inclusion of management fees (in the gross returns of the Accounts) and other operating expenses (in the net returns and gross returns of the Accounts) that would be incurred by a mutual fund, such as Carlyle Core Allocation Fund, could have a material adverse impact on the gross returns presented in the table below. The gross and net returns are also presented before taxes. See “—Fees and Expenses of the Fund” for a discussion of the management fees and expenses that you may pay as an investor in Carlyle Core Allocation Fund.

PRIOR PERFORMANCE OF ACCOUNTS MANAGED BY OKLO FINANCIAL, LLC

Annual Returns+

	2004+	2005	2006	2007	2008	2009	2010	2011	2012	2013
Core Model Composite (Net)	5.03%	7.68%	9.90%	6.73%	-22.14%	24.50%	9.23%	1.54%	10.11%	1.64%
Core Model Composite (Gross)	5.43%	8.98%	11.20%	7.98%	-21.14%	26.21%	10.80%	3.02%	11.72%	3.09%
60/40 Index (reflects no deduction for fees, expenses or taxes)*	5.04%	3.95%	11.44%	6.02%	-21.85%	16.55%	11.32%	4.52%	10.89%	18.37%
90 Day T-bill plus 5% Benchmark (reflects no deduction for fees, expenses or taxes)**	1.66%	8.08%	9.65%	9.28%	6.34%	5.11%	5.12%	5.01%	5.05%	5.02%

+	2004 returns represent returns for the period October 1, 2004 to December 31, 2004. 2004 return is not annualized.

Average Annual Returns for the Periods Ended December 31, 2013

	1 Year	5 Year	Since Inception (October 1, 2004)
Core Model Composite (Net)	1.64%	8.86%	5.19%
Core Model Composite (Gross)	3.09%	10.38%	6.59%
60/40 Index (reflects no deduction for fees, expenses or taxes)*	18.37%	12.35%	6.53%
90 Day T-bill plus 5% Benchmark (reflects no deduction for fees, expenses or taxes)**	5.02%	5.06%	6.51%

THE CARLYLE GROUP	37

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

Standard Deviation for the Period Ended December 31, 2013

	1 Year	5 Year	Since Inception (October 1, 2004)	Return/Volatility Since Inception (October 1, 2004)
Core Model Composite (Net)	5.01%	8.65%	9.36%	0.55
Core Model Composite (Gross)	5.01%	8.65%	9.37%	0.70
60/40 Index (reflects no deduction for fees, expenses or taxes)*	7.02%	10.15%	8.76%	0.75

*

60/40 Index benchmark is an internally derived illustrative index that consists, commencing on October 1, 2004, of a 60:40 ratio of two indices, 60% S&P 500 Index / 40% Barclays Capital Aggregate Bond Index. The S&P 500 Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry grouping, and is meant to reflect the risk/return characteristics of the large cap universe. The Barclays Capital Aggregate Bond Index is a broad-based index used to represent investment grade bonds being traded in the United States.

**	The 90 Day T-bill plus 5% benchmark is a customized benchmark return calculated using the daily 3-month Treasury bill yields plus 5%.

CONFLICTS OF INTEREST

The Manager, the Sub-Adviser and their respective affiliates manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”), The potential for conflicts of interest exists when portfolio managers manage Similar Accounts. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the portfolios of clients of the Manager, the Sub-Adviser and their respective affiliates is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Manager, the Sub-Adviser or their respective affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Manager, the Sub-Adviser and their respective affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Manager, the Sub-Adviser or their respective affiliates could be viewed as having a conflict of interest to the extent that the Manager, the Sub-Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Manager’s, the Sub-Adviser’s or their respective affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Manager, the Sub-Adviser or their respective affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Manager, the Sub-Adviser or their respective affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. The Manager, the Sub-Adviser or their respective affiliates may be perceived as causing accounts they manage to participate in an offering to increase their overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Manager and the Sub-Adviser have policies and procedures that seek to manage these and other conflicts of interest. Please see the SAI for further information.

38	THE CARLYLE GROUP

CARLYLE SELECT TRUST	THE FUNDS’ MANAGEMENT AND ADMINISTRATION

THE FUNDS’ ADMINISTRATOR

Carlyle Select Trust Administration L.L.C. (“CSTA” or the “Administrator”), a Delaware limited liability company, will serve as the Funds’ administrator pursuant to an agreement with the Funds and will compensated separately by each Fund for providing its services. The principal executive offices of CSTA are located at 520 Madison Avenue, 38th Floor, New York, NY 10022 and 1001 Pennsylvania Avenue, Washington, D.C. 20004. The Administrator is an affiliate of the Manager. Pursuant to a separate sub-administration agreement, CSTA has engaged State Street Bank and Trust Company (“State Street”) to act on behalf of CSTA in its performance of certain administrative services for the Funds and, if applicable, the Subsidiary. The principal office of State Street is located at One Lincoln Street, Boston, MA 02111. State Street will also serve as custodian, transfer agent (the “Transfer Agent”), distribution paying agent and registrar to the Funds and the Subsidiaries.

THE FUNDS’ DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”) will serve as the Distributor of the Funds’ shares pursuant to a distribution agreement with the Trust. The Distributor will distribute shares of the Funds through broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have entered into dealer agreements with the Distributor. The Distributor will distribute shares of the Funds on a best efforts basis. The Distributor is not obligated to sell any specific amount of Funds’ shares. The Funds reserve the right to suspend or discontinue the distribution of the Funds’ shares.

The Distributor and its officers have no role in determining the investment policies or the securities or other financial instruments to be purchased or sold by the Funds. The Distributor is not affiliated with the Manager, Sub-Adviser or Transfer Agent, or any of their affiliates.

THE CARLYLE GROUP	39

CHOOSING A SHARE CLASS

This prospectus offers Class N and Class I Shares of each Fund. Class N Shares are available to the general public. Class I Shares are available to those investors meeting the class’ investment minimum and eligibility requirements.

When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares and total costs and expense associated with a particular share class.

Class N and Class I are described in detail below. The table below gives you a brief comparison of the main features of each class, which you should discuss with your financial representative. Call 888-207-9542 to obtain more information concerning any other share classes offered by the Funds. Your financial representative will receive different compensation depending on the class you choose.

MAIN FEATURES

Class N

■	Available to the general public

■	Available through certain financial intermediaries, such as registered investment advisers and wrap fee programs

■	No sales charges

■	Minimum initial investment amount of $25,000, minimum additional investment amount of $1,000

■	12b-1 fees of 0.25%

Class I

■	No sales charges

■	Minimum initial investment of $1,000,000

■	No 12b-1 fees

■	Advisors can aggregate invested amounts to meet class minimum

Eligibility to buy Class N and Class I Shares

	Minimum Investment

Eligible Group	Class N	Class I
General Public	$25,000
Institutional Investors such as corporations, pension and profit sharing plans and foundations	$25,000	$1,000,000
Fee-based and discretionary accounts and programs offered by certain financial intermediaries, such as a registered investment advisers, broker-dealers, bank trust department, wrap fee programs and unified managed accounts*	$25,000	$1,000,000
Officers, trustees, retirees and employees, and their immediate family members (as described in Section 152 of the Internal Revenue Code), of the Trust and of the Manager and its affiliates**	$1,000	$1,000

*	The Funds may waive or reduce the minimum requirement with respect to certain accounts.
**

Reduced minimum will apply only to shares purchased directly from the Funds through the Transfer Agent and not through a financial intermediary. Notwithstanding the foregoing, the reduced minimum will apply to all retirees and employees investing through a 401(k) plan sponsored by the Manager or an affiliate of the Manager.

Class I Shares may be purchased directly from the Funds through the Transfer Agent or your financial intermediary.

Shares of the Funds are not available for purchase or investment by public pension funds.

Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Funds.

40	THE CARLYLE GROUP

CARLYLE SELECT TRUST	CHOOSING A SHARE CLASS

Class N Shares and Class I Shares

The public offering price of Class N Shares of the Funds is the NAV per Class N Share. The public offering price of Class I shares of the Funds is the NAV per Class I Share. The Funds receive the NAV. Neither Class N Shares nor Class I Shares are subject to an initial sales charge or a contingent deferred sales charge. Please contact your financial intermediary or the Fund for additional information regarding these shares.

Share Price

Each Fund’s NAV is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of each Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

The Funds value their portfolio investments for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates from independent pricing services on that day. The Funds value securities and assets for which market quotations are unavailable at their “fair value,” which is described below.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Manager, Sub-Adviser or Sub-Administrator determines that the closing price of the security is stale or unreliable, the Fund will value the security at its fair value using valuation procedures approved by the Board of Trustees (the “Valuation Procedures”).

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

For purposes of determining fair value, the Board of Trustees has delegated the daily determination to: a pricing committee comprised of representatives of the Manager and the Sub-Adviser, in the case of Carlyle Enhanced Commodity Real Return Fund; and a pricing committee comprised of representatives of the Manager, in the case of Carlyle Core Allocation Fund. The pricing committees act in accordance with the Valuation Procedures. Fair value pricing methods and independent pricing services can change from time to time as approved by the Board of Trustees. The Board of Trustees has also established a Valuation Committee of the Board and has delegated to the Valuation Committee the responsibility for determining fair value for those investments that cannot be valued by a pricing committee pursuant to the Valuation Procedures.

Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. The Funds normally value domestic equity securities at the market quoted last sale price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price for equities

THE CARLYLE GROUP	41

CARLYLE SELECT TRUST	CHOOSING A SHARE CLASS

purchased and at the quoted ask price for equities sold short. If market quotations are not available or are unreliable, the pricing committee will value the security at fair value in good faith using the Valuation Procedures.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quoted last sales price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, each Fund may fair value the security. If an issuer specific event has occurred that the Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, then the price of that security will be determined by the pricing committee using the Valuation Procedures.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. The Funds’ short-term fixed income securities maturing in less than 60 days are valued at amortized cost which approximates fair value. Government and other fixed income securities (other than short-term fixed income securities maturing in less than 60 days) normally are valued on the basis of prices provided by independent pricing services or market makers. Prices received from independent pricing services are fair value prices. In addition, if the price provided by the independent pricing service and market makers is unreliable, the pricing committee will fair value the security using the Valuation Procedures.

Futures and Options. Futures contracts, options on futures contracts and options, other than equity options, are valued at the final settlement price set by the exchange on which they are principally traded. Equity options are generally valued at the mid-price of the closing bid and ask prices. If either the closing bid or ask price is not available, the Fund will generally value equity options at the bid price if the options are held long or the ask price if the options are held short.

Other Non-Exchange Traded Derivatives and Swap Agreements. Non-exchange traded derivatives will generally be valued based on the price obtained from independent pricing services and market makers. In the case of certain non-exchange traded derivatives, such as swap agreements, the value will be based on the price of the underlying reference instrument, as determined by independent pricing services or as determined by market makers based on the nature and/or terms of the specific derivative. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds, ETFs and Closed-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, such as ETFs, the investing Fund will calculate its net asset value using the last published net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

ETFs and closed-end investment companies are valued at the last quoted sales price on the principal exchange on which such funds are traded.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

42	THE CARLYLE GROUP

CARLYLE SELECT TRUST	CHOOSING A SHARE CLASS

The Funds may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

You may obtain information as to each Fund’s NAV per share by visiting each Fund’s website or by calling 888-207-9542.

General Purchasing Policies

■	You may purchase a Fund’s Class N Shares and Class I Shares on any business day.

■

You may purchase a Fund’s Class N Shares and Class I Shares at the NAV per share next determined following receipt of your purchase order once it was received and accepted together with all required information, including properly completed and signed documents. financial intermediaries may require you to complete additional forms or follow additional procedures.

■	Once the Fund accepts your purchase order, you may not cancel or revoke it.

■	Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.

■	Share ownership is electronically recorded; therefore, no certificates will be issued.

General Redemption Policies

■	You may redeem a Fund’s Class N Shares and Class I Shares on any business day.

■

You may redeem a Fund’s Class N Shares and Class I Shares at the NAV per share next determined following receipt of your redemption order once it was accepted and received together with all required information, including properly completed and signed documents. financial intermediaries may require you to complete additional forms or follow additional procedures.

■	The Funds cannot accept a redemption request that specifies a particular redemption date or price.

■	Once the Fund accepts your redemption order, you may not cancel or revoke it.

■	Redemptions proceeds will generally be paid within one to seven business days after the receipt of your redemption order.

Excessive and Short-Term Trading

The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

The Funds have adopted Board approved policies and procedures that are intended to identify market timers, including review by the Funds’ service providers of “round trips” in and out of the Funds by investors. A “round trip” includes a purchase or exchange into the Funds followed or preceded by a redemption or exchange out of the same Fund. Other than possible exceptions described below, if a Fund, including through its Transfer Agent, detects that you have completed two round trips within 60 days in the same Fund, the applicable Fund will reject your purchase or exchange orders for a period

THE CARLYLE GROUP	43

CARLYLE SELECT TRUST	CHOOSING A SHARE CLASS

of at least 90 days. For subsequent violations, such Fund may, in its sole discretion, reject your purchase or exchange orders temporarily or permanently. In identifying market timers, a Fund may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds, including through the Transfer Agent, seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon financial intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have endeavored to implement policies and procedures to appropriately determine whether financial intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these policies and procedures, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds, particularly with respect to omnibus accounts.

The Trust will seek to apply the Funds’ market timing policies and procedures as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at financial intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program; or

5.	Bona fide asset allocation programs.

The funds may reject a purchase order for any reason, including purchase orders that it does not believe are in the best interests of the Funds and/or its shareholders or if it determines the trading to be abusive. Your financial intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

44	THE CARLYLE GROUP

BUYING AND SELLING SHARES

HOW TO BUY SHARES

Read this prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much money you want to invest.

You may invest in each class of shares of the Funds through certain financial intermediaries and you may also invest directly through the Funds, subject to certain eligibility requirements. You should contact your financial intermediaries or the Fund to open an account and make arrangements to buy shares. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums and furnishing all necessary documents to the appropriate Fund.

If you invest directly through the Fund, you must complete the Account Application. Be sure to sign up for all of the account privileges that you may be entitled to. To obtain an Account Application, call 888-207-9542 or download one from the Fund’s website. A completed Account Application must include your valid taxpayer identification number.

To open an account and make an initial purchase directly with the Fund, you can mail a check in the applicable minimum amount along with the completed Account Application to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Attn: Transfer Agency.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to Carlyle Select Trust or the Funds are considered third-party checks. The redemption of shares purchased by check or an ACH transaction is subject to certain limitations. Your purchase may be canceled if your check does not clear. Orders may be canceled if the Transfer Agent does not receive payment by 4:00 p.m. ET on the settlement date (generally the third business day following receipt of the order). You will be responsible for any expenses and losses to the Funds if your order is cancelled.

You may also purchase Fund shares by wire transfer from your bank account to your Fund account. To do so, please mail your completed Account Application to the Funds’ Transfer Agent, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Attn: Transfer Agency. You must also call the Funds’ Transfer Agent at (888) 207-9542 to receive a reference number and the appropriate wire instructions prior to sending a wire.

After your account has been opened, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase shares directly by mail, send your instructions and a check to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Attn: Transfer Agency. If you chose telephone purchase rights on your account opening form, you may purchase shares directly by phone by calling 888-207-9542.

The Funds rely on authentication procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. Even if these procedures are not followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

AUTOMATIC INVESTMENT PLAN

You may purchase additional Class N Shares by electing to participate in the Automatic Investment Plan when completing your Account Application. Through this Plan you will be able to make automatic periodic investments by automatically withdrawing funds from your bank account on the day you specify.

Officers, trustees, retirees and employees, and their immediate family members (as described in Section 152 of the Internal Revenue Code), of the Trust and the Manager and its affiliates, may participate in automatic investments of Class I Shares of a Fund from their bank account.

THE CARLYLE GROUP	45

CARLYLE SELECT TRUST	BUYING AND SELLING SHARES

The Funds currently do not charge for the automatic investment service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

IN-KIND PURCHASES

If accepted by a Fund, shares of the Fund may be purchased in exchange for securities that are eligible for acquisition by the Fund or otherwise represented in their portfolios as described in this prospectus or as otherwise consistent with the Fund’s policies and procedures. Securities accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “Net Asset Value” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

A Fund will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended (the “Securities Act”) or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Fund, does not exceed 5% of the net assets of the Fund immediately after the transaction and does not exceed 10% of the voting securities of such issuer.

A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon an exchange by such investors, depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Manager.

CUSTOMER IDENTIFICATION PROGRAM

In order to help the government combat the funding of terrorism and money laundering, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your financial intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

The Trust’s Chief Compliance Officer has been designated as the Anti-Money Laundering Compliance Officer of each Fund.

46	THE CARLYLE GROUP

CARLYLE SELECT TRUST	BUYING AND SELLING SHARES

HOW TO REDEEM SHARES

You may redeem all or some of your shares on any day that the Funds are open for business (generally each day that the NYSE is open for trading). You will not be permitted, however, to enter a redemption order for shares purchased directly through the Transfer Agent by check or through an ACH transaction for five (5) business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Funds or a financial intermediary in good order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your financial intermediary may have an earlier cut-off time for redemption orders.

For a redemption to be in good order it must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

You may send a written redemption request to your financial intermediary, if applicable, or to the Funds at the following account: State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Attn: Transfer Agency.

You may also need to have a Medallion Signature Guarantee all registered owners or their legal representatives if:

■	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

■	You want your payment sent to an address, bank account or payee other than the other currently designated on your Fund Account.

You do not need a Medallion Signature Guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with the Fund. Also, you do not generally need a Medallion Signature Guarantee for an exchange, although the Fund may require one in certain circumstances. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees.

Typically, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will execute a wire transfer of your funds or send your funds via an ACH transaction to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five (5) business days.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance as a result of a redemption, exchange or other withdrawal initiated by you, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with

THE CARLYLE GROUP	47

CARLYLE SELECT TRUST	BUYING AND SELLING SHARES

time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted, as determined by the SEC;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the SAI for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before initiating a redemption request.

HOW TO EXCHANGE SHARES

You may only exchange shares of a Fund for another Fund of the same share class:

Your Share Class	Share Classes Eligible for Exchange
Class N	Class N of another Fund
Class I	Class I of another Fund

Exchanges may be made on any day during which the NYSE is open for trading, provided that you meet all eligibility requirements for investment in the particular class of shares. See “Buying and Selling Shares” in this prospectus for more details.

Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Funds’ Transfer Agent, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may charge its customers a transaction or service fee in connection with exchanges and will have its own procedures for arranging for exchanges of the Funds’ shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.

The Funds will employ reasonable procedures to confirm that oral, wired and/or electronically transmitted exchange instructions or inquiries are genuine, and none of the Funds, the Manager, the Sub-Adviser, the Distributor or the Transfer Agent of the Funds, or any of their affiliates or agents will be liable to you for any loss, expense or cost when acting upon any such instructions or inquiries believed by them to be genuine, provided that they employed such procedures in a case resulting in a loss to you. As more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine.

Always be sure to read the prospectus of the Fund into which you are exchanging shares. To receive a current copy of the Funds’ prospectus, please call 888-207-9542 or visit the Funds’ website.

48	THE CARLYLE GROUP

CARLYLE SELECT TRUST	BUYING AND SELLING SHARES

RESTRICTIONS

■	If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds and share classes your financial intermediary makes available to you for exchanges.

■	Exchanges may be made only between accounts that have identical registrations.

■	All Funds may not offer all share classes.

■	You will generally be required to meet the minimum investment requirement for the class of shares of the share class into which your exchange is made.

■	Your exchange will also be subject to any other requirements of the Fund or share class into which you are exchanging shares.

■	The exchange privilege is not intended as a vehicle for short-term trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

BY TELEPHONE

Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you may exchange your shares by telephone if you choose that option on your Account Application by calling 888-207-9542. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. If you did not provide for telephone exchange when you opened your account, you will not be able to add this feature to your account without providing a Medallion Signature Guarantee with your request to add this feature. Please contact the Transfer Agent for additional information.

BY MAIL

Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Funds at the following address:

BY SYSTEMATIC EXCHANGE PLAN

You may be permitted to schedule automatic exchanges of shares of a Fund only for shares of other Funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

■	Exchanges may be made monthly.

■	Each exchange must meet the applicable investment minimums for automatic investment plans (see “Buying and Selling Shares”).

For more information, please contact your financial intermediary or the Funds.

THE CARLYLE GROUP	49

RULE 12B-1 FEES

The Funds have adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act with respect to Class N Shares that allows them to pay distribution fees for the sale and distribution of Class N shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds for services and expenses intended primarily to result in the sale and distribution of Class N Fund shares, which may include amounts paid for account maintenance and personal service to shareholders within the meaning of FINRA Rule 2830. The Distributor is paid these fees by the Funds and in turn pays these Rule 12b-1 fees to financial intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may also pay Rule 12b-1 fees to the Manager and its affiliates. Payments are not tied to actual expenses incurred. The Distributor does not receive compensation from the Funds for its distribution services. The Manager pays the Distributor a fee for certain distribution-related services. The Rule 12b-1 fees are calculated based on the following annual rates of each Fund’s average daily net assets attributable to each share class:

Class	12b-1 Fee
Class N	0.25%
Class I	0.00%

The Rule 12b-1 fees are paid monthly or at such other intervals as the Trustees may determine, subject to applicable law. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

50	THE CARLYLE GROUP

SHAREHOLDER SERVICING AGREEMENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with the Manager under which the Manager has agreed to provide certain support services to the Funds’ shareholders, including, but not limited to, providing information to and responding to inquiries from shareholders, assisting in the preparation and forwarding of shareholder communications, and providing the necessary personnel and facilities to provide such services. For performing these services, the Manager, as shareholder servicing agent, receives a fee up to the rate of 0.15% per annum of the average daily net assets of the Class N and Class I Shares of the Funds. Such fees are paid monthly or at such intervals as the Manager and each Fund may agree in writing. The Manager may enter into service agreements with its affiliates or with financial intermediaries under which it will pay all or a portion of the 0.15% fee to such affiliates and financial intermediaries for performing shareholder administrative services.

THE CARLYLE GROUP	51

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Manager or its affiliates may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the Funds. Financial intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, that have entered into agreements with the Distributor (“Financial Intermediaries”). These additional cash payments are payments over and above any Rule 12b-1 fees, shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a financial intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to the Funds’ shareholders. The Manager may also pay cash compensation in the form of finders’ fees that vary depending on the Funds and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options they make available to their customers. See the SAI for more information.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may enter into agreements with Financial Intermediaries pursuant to which the Funds will be required to pay the financial intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, the Manager or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

52	THE CARLYLE GROUP

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Funds. Additional information about the tax consequences of investing in the Funds may be found in the Statement of Additional Information (“SAI”).

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of each Fund’s portfolio securities. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined and paid separately for each class of Fund shares. Each of the Funds expects to declare and pay dividends from net investment income at least annually. Net realized long-term or short-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES ON DISTRIBUTIONS

Distributions of the Funds’ investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Funds’ shareholders as ordinary income. To the extent that Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Funds and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Funds. An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of the Funds.

Sale or Redemption of Fund Shares. Shareholders who sell or redeem shares generally will have a capital gain or loss from such sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on a shareholder’s basis in the shares sold or redeemed, the amount received from the sale or redemption, and how long such shares were held by the shareholder.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Backup Withholding. The Funds may be required to withhold U.S. federal income tax on all distributions to a shareholder if such shareholder fails to provide the Funds with its correct taxpayer identification number or to make required certifications, or if such shareholder has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Investors. Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30%, or at a lower rate if a treaty applies, on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI.

THE CARLYLE GROUP	53

CARLYLE SELECT TRUST	SHAREHOLDER INFORMATION

Investment in Commodities. The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. One of the requirements for favorable tax treatment as a regulated investment company is that the Funds derive at least 90% of their respective gross income from certain qualifying sources of income (“qualifying income”). In general, income from direct investments in commodities and certain commodity-linked derivatives is not qualifying income. The Funds’ ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

In prior guidance and private letter rulings, the IRS has indicated that income from certain commodity index-linked notes is qualifying income and that income derived from the Funds’ investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. It should be noted, however, that the IRS currently has suspended the issuance of such private letter rulings pending further review. The Funds have not received a private letter ruling from the IRS confirming that income from the Funds’ investment in the Subsidiary and income derived from certain commodity-related transactions notes will constitute qualifying income. To the extent that a Fund derives income from the Subsidiary and certain commodity index-linked notes, such Fund intends to treat such income as qualifying income. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Funds), the Funds’ ability to pursue their respective investment strategies will be limited and the Funds might not qualify as regulated investment companies for one or more years.

CFC Income. The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, a Fund holding shares in the Subsidiary must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to such Fund. It is expected that all of the Subsidiary’s income will be subpart F income. A Fund’s tax basis in its Subsidiary will be increased as a result of such Fund’s recognition of the Subsidiary’s subpart F income. A Fund will not be taxed on distributions received from its Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by a Fund holding shares in the Subsidiary.

The Subsidiary’s subpart F income imputed to the Funds should constitute “qualifying income” for purposes of the Funds remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, as discussed above under “Investment in Commodities”, the IRS has stated it is no longer granting private letter rulings requested by similar Funds and therefore there is a risk that the IRS could assert that such imputed income is not qualifying income. Given the absence of IRS guidance and rulings on the treatment of such imputed subpart F income as qualifying income, actual distributions from the Subsidiary to the Funds may be made if the Funds determine it would be prudent to do so.

Other Tax Information. Shareholders will be advised annually as to the federal tax status of distributions made by the Funds for the preceding calendar year. Distributions by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your financial intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one (1) year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your financial intermediary may have a different cut-off time. The Funds will charge a fee for requests for

54	THE CARLYLE GROUP

CARLYLE SELECT TRUST	SHAREHOLDER INFORMATION

statements that are older than two (2) years. Please retain all of your statements, as they could be needed for tax purposes. If you are the record owner of your Fund shares (that is, you did not use a financial intermediary to buy your shares), you may access your account statements at Funds’ website.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Attn: Transfer Agency, call 888-207-9542 or visit the Funds’ website www.carlyleselect.com.

NOTICE REGARDING DELIVERY OF FUND REPORTS

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888-207-9542 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

AVAILABILITY OF PROXY VOTING RECORD

The Board of Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Manager. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the Funds’ website no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Funds’ website.

THE CARLYLE GROUP	55

FINANCIAL HIGHLIGHTS INFORMATION

Financial highlights information is not provided for the Funds because, as of the date of this prospectus, the Funds have not yet commenced operations.

56	THE CARLYLE GROUP

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 888-207-9542 or writing to:

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Attn: Transfer Agency

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

If you buy your shares through a financial intermediary, you should contact that financial intermediary directly for this information. You can also find information online the Funds’ website.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, D.C. 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The 1940 Act File No. for the Fund is 811-22928.

THE CARLYLE GROUP	57

STATEMENT OF ADDITIONAL INFORMATION

June 24, 2014

Carlyle Select Trust (the “Trust”), on behalf of its series:

Fund	Class	Ticker Symbol
Carlyle Enhanced Commodity Real Return Fund	N I	CCFNX CCFIX
Carlyle Core Allocation Fund	N I	CCANX CCAIX

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each prospectus of the above listed series of the Trust dated June 24, 2014 (together, the “Prospectus”) which has been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by contacting the Funds’ transfer agent, State Street Bank and Trust Company (the “Transfer Agent” or “State Street”) at 888-207-9542. Each series of the Trust has distinct investment objectives and strategies.

THE CARLYLE GROUP	i

THIS PAGE INTENTIONALLY LEFT BLANK.

ii	THE CARLYLE GROUP

GENERAL

THE FUNDS

The Carlyle Enhanced Commodity Real Return Fund and the Carlyle Core Allocation Fund (each, a “Fund” and collectively, the “Funds”), is each a series of Carlyle Select Trust (the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on December 18, 2013, pursuant to a Declaration of Trust, dated December 18, 2013, as subsequently amended. The Trust may consist of additional series, but as of the date of this SAI, the Funds are the only series of the Trust. The Trust is governed by a board of trustees (the “Board of Trustees” or the “Board”). The trustees of the Trust (the “Trustees”) are responsible for overseeing all business activities of the Funds.

Carlyle GMS Investment Management L.L.C. (the “Manager”) serves as the investment manager for each Fund under a separate management agreement (each, a “Management Agreement” and collectively, the “Management Agreements”). In addition, the Manager serves as the investment manager for each of the wholly-owned subsidiaries (each, a “Subsidiary”) of the Funds under a separate management agreement. Each Subsidiary is overseen by a board of directors and is subject to the same investment policies and restrictions that apply to each Fund. The Trust and the Manager have retained Vermillion Asset Management, LLC (the “Sub-Adviser”), an affiliate of the Manager, to serve as an investment sub-adviser to the Carlyle Enhanced Commodity Real Return Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”).

Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus will have the same meaning in this SAI.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental or non-governmental agency. Investments in the Funds are subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

THE CARLYLE GROUP	1

DIVERSIFICATION

The Trust is a registered, open-end investment company. Each Fund is a non-diversified series of the Trust, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds are “non-diversified” for the purposes of the 1940 Act and may invest a relatively high percentage of their assets in a single issuer or a limited number of issuers or financial instruments. A non-diversified portfolio, therefore, may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

Although the Funds are “non-diversified” for the purposes of the 1940 Act, each of the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company (“RIC”). See “Distributions and Taxes.”

2	THE CARLYLE GROUP

INVESTMENT POLICIES

The investment policies adopted by the Board of Trustees with respect to the Funds are set forth below. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Funds, as such term is defined in the “Additional Information” section of this SAI. All other investment policies of the Funds (including their investment objectives) are non-fundamental, except as designated in the Funds’ Prospectus or herein, and may be changed by the Board of Trustees without shareholder approval.

Except for the restriction on borrowings discussed in fundamental investment policy (3) of the Funds, set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on an investment or a use of assets (as set forth in a fundamental investment policy, a non-fundamental investment policy or the Prospectus) is adhered to at the time of purchase, a later change in percentage resulting from any cause other than actions by a Fund will not be considered a violation. Notwithstanding that it would not be considered a violation of the applicable investment policy, if the value of a Fund’s holdings of illiquid securities at any time subsequent to the time of purchase exceeds the percentage limitation applicable at the time of purchase due to fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity and the Funds will take steps to comply with the limit on illiquid securities. With respect to fundamental investment policy (3), the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by that Fund and provided further that, in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter, or such longer period as the SEC may prescribe by rules and regulations, take steps to reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, the Manager may classify issuers by industry in accordance with the classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification, or if the Manager determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Manager may classify an issuer accordingly. As a result, the composition of an industry or group of industries may change from time to time.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The investment policies described below are fundamental policies of the Funds and may not be changed by the Board of Trustees without shareholder approval.

All Funds, except as otherwise noted:

(1)	Are not considered a “diversified company” as that term is defined in the 1940 Act, or any rule, order or interpretation thereunder, from time to time;

(2)

May not purchase the securities of any issuer if, as a result, 25% or more of the value of a Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, (a) a Fund may invest without limit in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in this clause (ii)); and (b) 25% or more of the Carlyle Enhanced Commodity Real Return Fund’s assets may be invested directly or indirectly in securities or other financial instruments providing exposure to commodity sectors;

(3)

May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder, from time to time. For example, the 1940 Act and the rules and interpretations thereunder permit a Fund

THE CARLYLE GROUP	3

CARLYLE SELECT TRUST	INVESTMENT POLICIES

to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted by its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.

(4)	May not borrow money, except as permitted under the 1940 Act, or any rule, order or interpretation thereunder, from time to time;

(5)	May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

(6)

May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

(7)	May purchase and sell commodities (and commodity-related derivatives) to the maximum extent permitted by applicable law and the Fund’s Prospectus and SAI; and

(8)	May make loans to other persons to the maximum extent permitted by applicable law.

As indicated above, neither Fund of the Trust will invest 25% or more of its assets in issuers having their principal business activities in the same industry or group of industries. Nonetheless, as noted in clause (b) of fundamental investment policy (2), investors in the Carlyle Enhanced Commodity Real Return Fund will be investing in a fund that may have a significant amount of its assets exposed to the risks associated with investing in commodities and commodities sectors.

4	THE CARLYLE GROUP

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

As noted in the Prospectus, in addition to the main investment strategy described in respect of each Fund and the main investment risks described in the Prospectus, the Funds may employ other investment strategies and may be subject to other risks. Certain of the main investment strategies and main investment risks discussed in the Prospectus, as well as other investment strategies and other risks, are described below. A Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, polices and restrictions. However, the Funds are not required to engage in any particular transaction or purchase any particular type of securities or other financial instruments even if to do so might benefit the Funds. The table below indicates certain main investment risks and additional risks applicable to each Fund.

	Carlyle Enhanced Commodity Real Return Fund	Carlyle Core Allocation Fund
Borrowing and Leverage	X	X
Cash Management/Temporary Investments	X	X
Commodities and Commodity-Linked Instruments	X	X
Investment in Subsidiary	X	X
Debt Obligations	X	X
Emerging Markets Investments		X
Equity Securities		X
Exchange Traded Funds (“ETFs”)	X	X
Exchange Traded Notes (“ETNs”)		X
Foreign Government Debt Obligations		X
Foreign Investments	X	X
Foreign Exchange Risk and Currency Transactions		X
Futures, Swaps and Options	X	X
Special Risk Factors Regarding Futures, Swaps and Options	X	X
Regulatory Matters Regarding Futures, Swaps and Options	X	X
Futures Contracts	X	X
Stock Index Futures	X	X
Futures Contracts on Securities	X	X
Swap Agreements	X	X
Equity, Currency, Commodity and Futures Swaps	X	X
Total Return and Interest Rate Swaps	X	X
Combined Transactions	X	X
Hedging Transactions	X	X
Illiquid Securities	X	X
Inflation-Linked Bonds	X	X
Loans of Portfolio Securities	X	X
Repurchase Agreements	X
Reverse Repurchase Agreements	X
Margin Deposits for Future Contracts	X	X
Cover Requirements for Swap Agreements, Options, Futures and Options on Futures	X	X

THE CARLYLE GROUP	5

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

	Carlyle Enhanced Commodity Real Return Fund	Carlyle Core Allocation Fund
Quantitative and Statistical Approach of the Manager and Sub-Adviser	X	X
Trading Judgment	X	X
Model and Data Risk	X	X
Obsolescence Risk	X	X
Crowding/Convergence Risk	X	X
Risk of Programming and Modeling Errors	X	X
Involuntary Disclosure Risk	X	X
Proprietary Trading Methods	X	X
Securities of Other Investment Companies	X	X
Fund of Funds Structure		X
Short Sales	X
U.S. Government Securities	X	X

BORROWING AND LEVERAGE

As a fundamental investment policy, each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having the appropriate jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act, however, precludes a Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (i.e., total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings, not including any temporary borrowings not in excess of 5% of its total assets. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities or other financial instruments at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a RIC under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities or other financial instruments. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities or other financial instruments purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain instruments that a Fund plans to utilize, such as futures contracts, swap agreements or other derivatives, provide the economic effect of financial leverage, and create additional investment exposure and the possibility of greater loss than if the Fund were not effectively leveraged. The use of short sales and purchasing securities or other financial instruments on margin or on a when-issued basis also magnify the risk of capital losses that can occur when losses affect an asset base

6	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

that has been enlarged by borrowings or the creation of liabilities that exceed the net assets of a Fund. Leverage may cause a Fund’s performance to become volatile or sensitive to market movements or result in the creation of a liability that requires the Fund to pay interest. The SEC takes the position that certain transactions that have a leveraging effect on the capital structure of a Fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A Fund may be required to buy or sell a security or other financial instrument at a disadvantageous time or price in order to cover such transactions. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes.

CASH MANAGEMENT/TEMPORARY INVESTMENTS

A Fund can hold uninvested cash or can invest in cash equivalents such as, for example, money market instruments, interests in short-term investment funds, repurchase agreements or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities or financial instruments, but can be advantageous because they can serve as margin or collateral for the Subsidiary’s derivatives position and can generally be liquidated quickly.

In attempting to respond to adverse market, economic, political or other conditions, a Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in temporary defensive investments, the Fund may not achieve its investment objective.

COMMODITIES AND COMMODITY-LINKED INSTRUMENTS

There are several additional risks associated with transactions in commodity futures contracts, options on commodity futures contracts, commodity swaps, futures on commodity swaps, options on commodity swaps and other commodity-linked instruments. The physical commodities which underlie commodity derivatives may be subject to additional economic and non-economic variables, such as weather, catastrophic events (such as drought, floods, earthquakes, explosions, pipeline ruptures, spills, military actions and civil wars), embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on physical commodity prices and commodity-linked instruments than on traditional securities. Certain physical commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Unlike securities, the price of physical commodities and commodity derivative instruments will reflect the storage and insurance costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage and insurance costs for an underlying physical commodity change while a Fund is invested in derivative instruments related to that commodity, the value of the commodity derivative instrument may change proportionately.

Commodity-linked derivatives are derivative instruments which are linked to the value of a physical commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage (as described above). The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or physical commodity, such as weather, catastrophic events (such as drought, floods, earthquakes, explosions, pipeline ruptures, spills, military actions and civil wars), embargoes, tariffs and international economic, political and regulatory developments.

THE CARLYLE GROUP	7

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s NAV), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

INVESTMENTS IN SUBSIDIARY

Each Fund has a Subsidiary. A Fund may invest up to 25% of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide such Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and Internal Revenues Service (“IRS”) revenue rulings. The Subsidiary is advised by the Manager (and, in the case of Carlyle Enhanced Commodity Real Return Fund, pursuant to a contract between the Manager and the Sub-Adviser pursuant to which the Sub-Adviser will provide investment advice and commodity trading advice to the Subsidiary). The Subsidiary has the same investment objective as such Fund. The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on physical commodities and options on futures and exchange-traded funds (“ETFs”), to an extent greater than the Fund may make such investments. However, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment policies and certain other investment restrictions as a Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary’s portfolio is managed pursuant to compliance policies and procedures that are the same as, or substantially similar to, the policies and procedures adopted by such Fund. The Subsidiary is an exempt company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. A Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary of the Carlyle Commodity Real Return Fund invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may purchase commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

The Manager and Sub-Adviser do not receive additional compensation for their management of the Subsidiary. Each Subsidiary also will enter into a separate agreement for the provision of custody services.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. The Board of Trustees has oversight responsibility for the investment activities of a Fund, including its investment in the Subsidiary, and such Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations of, and will follow the same compliance policies and procedures as, a Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could adversely affect such Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to a Fund should constitute “qualifying income” for purposes of such Fund remaining qualified as regulated investment company for U.S. federal income tax purposes. However, the IRS has stated it is no longer granting private letter rulings requested by similar Funds and therefore there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to a Fund is not “qualifying income” for purposes of such Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Given the absence of IRS guidance and rulings on the treatment of such imputed income as qualifying income, actual distributions from the Subsidiary to a Fund may be made if such Fund determines it would be prudent to do so.

8	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

DEBT OBLIGATIONS

A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code, or may be exposed to debt securities through derivative instruments.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates, the market’s anticipation of changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

As a fundamental investment policy, a Fund may make loans to other persons to the maximum extent permitted by applicable law. Under the 1940 Act, a Fund generally may not lend money or property to any natural person or company if such natural person or company controls or is under common control with the Fund. For purposes of the 1940 Act, investments in publicly offered debt securities are generally not considered loans.

EMERGING MARKETS INVESTMENTS

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped, including in respect of legal and regulatory systems. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

THE CARLYLE GROUP	9

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

EQUITY SECURITIES

The Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in an issuer of securities. This interest often gives the Fund the right to vote on measures affecting the issuer’s organization and operations. Equity securities generally have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

The market value of securities, including equity securities, is based upon the market’s perception of the value of an issuer’s business and not necessarily the book value of an issuer or other objective measures of an issuer’s worth. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, sometimes widely, in response to activities specific to the issues of the security as well as factors unrelated to the fundamental condition of the issue, including general market, economic and political conditions.

EXCHANGE TRADED FUNDS (“ETFs”)

The Fund, subject to its investment strategies and policies, may invest in shares of ETFs. Most ETFs are investment companies whose shares may be bought and sold on a regulated exchange. Most ETFs hold a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Additionally, ETFs have management fees and other expenses that increase their costs compared to the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

EXCHANGE TRADED NOTES (“ETNs”)

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes that represent the debt of an issuer, usually a financial institution. ETNs combine aspects of bonds and ETFs. An ETN’s returns (i.e., changes in its value) are based on the performance of one or more underlying asset, reference rate or index, less any fees and expenses, such as in connection with a redemption. Similar to ETFs, ETNs are listed on a regulated exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked, minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected (i.e., insured).

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent upon the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the value of the underlying reference asset. The market value of ETN shares may differ from the value of the reference instrument. The difference in value may

10	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in ETNs, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN GOVERNMENT DEBT OBLIGATIONS

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

FOREIGN INVESTMENTS

The Fund, subject to its investment strategies and policies, may invest, either directly or by exposure through a derivative instrument, in securities and other financial instruments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments may offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer the potential to increase the Fund’s returns, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in the value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers,

THE CARLYLE GROUP	11

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

FOREIGN EXCHANGE RISK AND CURRENCY TRANSACTIONS

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or their failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, when a security or other financial instrument denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security or other financial instrument is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or other financial instrument or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Manager or Sub-Adviser anticipates that the currency of a particular foreign country could suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities or other financial instruments involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities or other financial instruments denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, if there is information that is available to the Fund, the information may not be complete or accurate. In an over-the-counter (“OTC”) trading environment, there are no daily price fluctuation limits, which may increase the underlying volatility of an instrument. There may be no liquid market to close out positions in options (whether purchased or written) or forward contracts entered into until the instruments are exercised, expire or reach their maturity. There is also a risk of default by, or the bankruptcy of, the financial institution serving as the trading counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Manager or Sub-Adviser could be incorrect in its forecasts of market value and currency exchange rates.

12	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

FUTURES, SWAPS AND OPTIONS

As described below, a Fund may purchase and sell, in the U.S. or abroad, futures contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are permissible under applicable law. There can be no assurance that investing in a security or other financial instrument will be successful.

A Fund may buy and sell these instruments for a number of purposes, including hedging, investment or speculative purposes. For example, a Fund may invest in these instruments to try to manage its exposure to the possibility that the prices of the securities and other financial instruments within its portfolio may decline, or to establish a position in the securities or commodities markets as a substitute for purchasing the underlying securities or physical commodity. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies that may be implemented by a Fund, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.

Special Risk Factors Regarding Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities or other financial instruments subject to such transactions. Losses on derivative instruments may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for options contracts may be lost before they can be exercised profitably. Transaction costs are incurred in opening and closing positions.

A Fund’s use of swaps, futures contracts and certain other derivative instruments can have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund could have the potential for greater gains, as well as the potential for greater losses, than if a Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause a Fund’s NAV to be volatile. For example, if the Manager or Sub-Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset, and that derivative instrument increases in value, the gain to the Fund will be magnified. However, if the investment in a derivative instrument decreases in value, the loss to the Fund will likely be magnified. A decline in a Fund’s assets due to losses magnified by derivative instruments providing leveraged exposure may require a Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments providing enhanced exposure to underlying assets will enable a Fund to achieve its investment objective.

A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain OTC options and other instruments used to

THE CARLYLE GROUP	13

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

hedge positions in OTC options could be considered illiquid. The ability to close positions in OTC derivative instruments could depend on the cooperation of the counterparties to such OTC transactions. For thinly-traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary securities transactions. There can be no assurance that the Manager’s or Sub-Adviser’s use of derivative instruments will be advantageous to a Fund.

Regulatory Matters Regarding Futures, Swaps and Options

Each Fund and each Subsidiary is considered a “commodity pool” by the Commodity Futures Trading Commission (“CFTC”). The Manager is registered with the CFTC as a commodity pool operator (“CPO”) and serves as the CPO for each Fund and each Subsidiary. The Sub-Adviser is registered with the CFTC as a commodity trading advisor (“CTA”) and serves as the CTA for the Carlyle Enhanced Commodity Real Return Fund and its Subsidiary. The Funds, the Subsidiaries, the Manager and the Sub-Adviser are subject to CFTC regulation. The Funds and the Subsidiaries are required to comply with the CFTC’s disclosure, reporting and recordkeeping requirement in accordance with the CFTC’s August 2013 rules with respect to compliance obligations for CPOs of registered investment companies (the “Harmonization Rule”).

Through the Harmonization Rule, the CFTC effectively adopted a substituted compliance regime for CPOs of registered investment companies largely premised upon such entities’ adherence to the compliance obligations under the SEC statutory and regulatory compliance regime. The Harmonization Rule could cause the Funds to incur regulatory compliance and reporting expenses. The effects of the regulatory changes could reduce investment returns or harm a Fund’s ability to implement its investment strategy. Investors in a Fund and their financial advisers should consider whether a Fund’s status as a “commodity pool” impacts their operations or status under the Commodity Exchange Act of 1936, as amended (the “CEA”), in deciding whether to invest in a Fund.

Transactions in futures and options by a Fund are subject to limitations established by futures and options exchanges governing the maximum number of futures and options contracts that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options contracts were written or purchased on the same or different exchanges or are held in one or more accounts, through one or more different exchanges or through one or more broker-dealers or counterparties. Thus the number of futures or options contracts which a Fund may write or hold may be affected by futures or options contracts written or held by other entities, including other investment companies advised by the Manager or Sub-Adviser (or an adviser that is an affiliate of the Manager or Sub-Adviser), as applicable rules may require the futures or options positions held by a Fund or the Subsidiary to be “aggregated” with those of investment companies under common control therewith. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions or monetary fines.

The CFTC has proposed rules relating to position limits on derivatives (including futures, options and swaps) with certain underlying reference assets. The CFTC has also proposed rules relating to the aggregation of derivative positions among commonly owned or controlled entities and exemptions from such aggregation. The finalization of these rules and the ability of a Fund or the Subsidiary to rely on any exemption thereunder may affect the size and types of investments a Fund or the Subsidiary may make.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. A Fund may also invest in futures contracts listed on foreign futures exchanges.

Trading futures contracts presents several risks to the Funds. In the event a Fund invests in futures contracts for hedging purposes or otherwise, there can be an imperfect correlation between movements in the price of futures and movements in the price of the instruments that are the subject of the hedge. The price of futures may move more or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject

14	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures contracts, or if otherwise deemed to be appropriate by the Manager or Sub-Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Manager or Sub-Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures contracts held by the Fund may decline.

Where futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities or other financial instruments that were to be purchased.

The Funds may also use futures contracts to attempt to gain exposure to a particular market, index, security, physical commodity or other financial instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures contracts may decrease in value, possibly sharply and unpredictably. This means the Fund could lose money.

The price of futures may not correlate perfectly with movements in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, with respect to futures contracts, the liquidity of the futures market depends on participants entering into equal and opposite futures contracts, rather than making or taking delivery. To the extent participants decide to hold a futures contract until expiry, liquidity in the futures market could be reduced, thus producing distortions. Further, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash markets and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by the Manager or Sub-Adviser, as applicable, may not result in a successful hedging transaction over a short time frame (in the event futures contracts are used for hedging purposes).

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures contracts. Although it is intended that the Funds will purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active markets, there is no assurance that a liquid market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities or other financial instruments, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities or other financial instruments will correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

THE CARLYLE GROUP	15

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

Further, it should be noted that the liquidity of a market for a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the futures contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures contracts to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or other financial instruments to meet daily variation margin requirements. Such sales of securities or other financial instruments may be, but will not necessarily be, at increased prices that reflect the rising market. The Funds may have to sell securities or other financial instruments at a time when it may be disadvantageous to do so.

Stock Index Futures

A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities in the underlying index is made on settling the futures obligation. No price is paid or received by a Fund on the purchase of a stock index future position but margin amounts may be required. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The Funds may purchase and sell futures contracts on securities. A securities futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A securities futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases, the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

16	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

Swap Agreements

A Fund may enter into swap agreements with respect to securities, futures, currencies, physical commodities and other financial instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending upon their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or financial instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a reference point basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Manager or Sub-Adviser, as relevant, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid by the Manager or Sub-Adviser, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. Regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the CFTC and SEC broad rulemaking authority to

THE CARLYLE GROUP	17

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. These regulations include derivative exchange trading and clearing requirements, disclosure obligations, margin posting requirements as well as requiring OTC derivative dealers and major OTC derivatives market participants to register with the SEC and/or CFTC. The implementation of the Dodd-Frank Act could adversely affect the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory initiatives could develop suddenly and without notice.

Equity, Currency, Commodity and Futures Swaps

A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps generally do not involve the delivery of the reference asset. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Manager and Sub-Adviser believe that these transactions do not constitute senior securities under the 1940 Act.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Manager or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

Through a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or an index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. At the current time the Funds do not intend to engage in total return swaps but may do so in the future.

18	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Combined Transactions

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when the Manager or Sub-Adviser determines that it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager or Sub-Adviser’s determination that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

HEDGING TRANSACTIONS

The Manager and Sub-Adviser will from time to time employ various hedging techniques within the Funds.

The success of a Fund’s hedging strategy will be subject to the Manager’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used to effect the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Manager’s and Sub-Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a security or other financial instrument held by a Fund does not eliminate fluctuations in the values of the securities or other financial instruments or prevent losses if the values of the securities or other financial instrument decline. Rather, hedging establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the security or other financial instrument’s value. Hedging transactions can also limit the opportunity for gain if the value of the security or other financial instrument increases. For a variety of reasons, the Manager or Sub-Adviser may not seek to establish a perfect correlation between hedging instruments and the security or other financial instrument being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Manager or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged appropriately. Any decision not to seek to hedge fully or perfectly against any risk may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Furthermore, the Manager or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged security or other financial instrument should increase.

THE CARLYLE GROUP	19

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

ILLIQUID SECURITIES

As a non-fundamental investment policy, a Fund may not purchase any illiquid securities if, as a result of such acquisition, more than 15% of its net assets would be invested in illiquid securities. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

OTC options, repurchase agreements not entitling the holder to payment of principal in seven days and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act, or another exemption from registration under the Securities Act, the Manager or Sub-Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund may not be able to dispose of such securities promptly or at reasonable prices and may not be able to successfully implement its strategy due to market dislocations that make it difficult or impossible to sell or purchase securities or other financial instruments at prices that reflect their fair market value. As a result, a Fund could experience difficulty satisfying redemptions. A Fund treats such holdings as illiquid.

To enable a Fund to sell restricted securities not registered under the Securities Act, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by a Fund, if registration is required before the securities may be sold publicly. Securities having contractual restrictions on their resale could limit a Fund’s ability to dispose of such securities and could lower the amount realizable upon the sale of such securities.

In addition to the risks identified above, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of the sale of securities or other financial instruments held by the Fund.

INFLATION-LINKED BONDS

A Fund may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that accrues inflation into the principal value of the bond. Generally, other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not

20	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the U.S.

The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.

While inflation-linked bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the United States Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

LOANS OF PORTFOLIO SECURITIES

To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian, State Street, which is not an affiliate of either Fund, concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower. However, the Fund will generally pay certain administrative and custodial fees in connection with each loan.

The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Manager will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any

THE CARLYLE GROUP	21

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Fund is subject to regulatory restrictions applicable to securities lending, and, in accordance with such restrictions, may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets, which may include collateral. Securities lending will be conducted by a securities lending agent approved by the Board of Trustees that is compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees. Compensation to the securities lending agent, and other fees associated with securities lending, are not included in the fee table in the Prospectus. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy.

Repurchase Agreements

A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in U.S. government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the approved vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.

Reverse Repurchase Agreements

A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

MARGIN DEPOSITS AND COVER REQUIREMENTS

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that

22	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Manager or Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

Cover Requirements for Swap Agreements, Options, Futures and Options on Futures

Each Fund will comply with guidelines established by the SEC or the SEC staff with respect to coverage of futures, swaps and options. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. The Subsidiary will comply with asset segregation requirements to the same extent as if the Fund was holding the Subsidiary’s securities or other financial instruments.

A Fund could hold securities or other financial instruments belonging to the Subsidiary when entering into a futures contract that must be cash settled, in which case, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

QUANTITATIVE AND STATISTICAL APPROACH OF THE MANAGER OR SUB-ADVISER

Trading Judgment

The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Manager or Sub-Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Manager will be correct. Incorrect decisions or poor judgment may result in substantial losses.

Model and Data Risk

Given the complexity of the investments and strategies of each Fund, the Manager or Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Manager, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.

THE CARLYLE GROUP	23

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Manager or Sub-Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Some of the models used by the Manager or Sub-Adviser for a Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Obsolescence Risk

A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Manager does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result. The Manager or Sub-Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.

Crowding/Convergence

There is significant competition among quantitatively-focused managers, and the ability of the Manager or Sub-Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Manager’s or Sub-Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Risk of Programming and Modeling Errors

The research and modeling process engaged in by the Manager or Sub-Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Manager or Sub-Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.

Involuntary Disclosure Risk

As described above (under “Models and Data Risk” and “Crowding/Convergence”), the ability of the Manager or Sub-Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Manager and Sub-Adviser through the use of policies, procedures, agreements, and similar measures designed to create

24	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Manager’s Models and Data, and thereby impair the relative or absolute performance of a Fund.

Proprietary Trading Methods

Because the trading methods employed by the Manager or Sub-Adviser on behalf of each Fund are proprietary to the Manager or Sub-Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.

SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses, as well as its own investment advisory and distribution fees.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

Fund of Funds Structure

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies. These limits may prevent the Fund from engaging in ETF investments the Manager otherwise would consider attractive.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund intends to rely on these exemptive orders to invest in unaffiliated ETFs to the extent it intends to invest in ETFs in excess of the statutory limits. If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Manager considers prudent, or cause the Manager to select an investment other than that which the Manager considers suitable.

Because the Fund’s investments are concentrated in ETFs, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

SHORT SALES

The Fund may engage in short sales, including short sales “against the box.” Short sales (other than against the box) are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale “against the box” is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts.

To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is

THE CARLYLE GROUP	25

CARLYLE SELECT TRUST	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND INVESTMENT-RELATED RISKS

replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales. The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. The effect of a short sale is generally expected to be the opposite of the effect of a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

The Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Prospectus.

In addition to the short sales discussed above, the Fund may effect short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.

U.S. GOVERNMENT SECURITIES

U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. Obligations of U.S. government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the U.S. government. Certain obligations of U.S. government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the instrumentality. If the obligations are not backed by the full faith and credit of the U.S. government, the holder of the obligations must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the U.S. government agency or instrumentality in the event that the agency of instrumentality does not meet its commitment.

26	THE CARLYLE GROUP

RISK MANAGEMENT

The Funds may employ non-hedging risk management techniques. Risk management strategies may be used when a Fund is not fully invested and to reduce the transaction costs associated with cash flows into and out of the Funds. The Funds expect to use a variety of instruments and strategies for risk management purposes, a limited set of which are discussed below.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Manager or Sub-Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long-term debt securities. Likewise, if the Manager or Sub-Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Manager or Sub-Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

THE CARLYLE GROUP	27

PORTFOLIO TURNOVER

A portfolio turnover rate for a given period is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) during the period by the average value of the Fund’s portfolio during the period. The Manager and Sub-Adviser intend to manage the Funds’ assets by buying and selling securities to help attain their investment objective. A portfolio turnover rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Funds are newly offered and therefore, they do not have a turnover rate to report for the most recent fiscal year.

28	THE CARLYLE GROUP

DISTRIBUTIONS AND TAXES

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Funds and to an investment in shares of the Funds. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. This section does not apply to certain types of holders subject to special treatment under U.S. federal income tax laws, such as: dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, banks, life insurance companies, tax-exempt organizations, persons that own shares that are a “hedge” or that are hedged against interest rate risks, persons that own shares as a part of a “straddle” or “conversion” transaction for tax purposes, persons that purchase or sell shares as part of a wash sale or as part of a “constructive sale” for tax purposes, shareholders subject to the alternative minimum tax, and U.S. shareholders whose functional currency for tax purposes is not the U.S. dollar. This summary assumes that shareholders hold shares as capital assets (within the meaning of the Code). This section is based on the Code, as amended, its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A “U.S. shareholder” is a beneficial owner of shares that is for U.S. federal income tax purposes:

■	a citizen or resident of the United States;

■	a domestic corporation;

■	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

■	a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” is a beneficial owner of shares that is not a U.S. shareholder or a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares should consult his, her or its tax advisor with respect to the U.S. federal tax treatment of an investment in the shares.

Tax matters are very complicated and the tax consequences to a shareholder of an investment in shares will depend on the facts of his, her or its particular situation. The Funds encourage shareholders to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

TAXATION OF THE FUNDS

Qualification as Regulated Investment Company. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to qualify as a RIC under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, the Funds will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, the Funds will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a RIC or fails to meet the 90% distribution requirement (unless certain cure provisions apply).

THE CARLYLE GROUP	29

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

To qualify as a RIC, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options or futures contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or in the securities of two or more issuers (other than U.S. government securities or securities of other RICs) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Funds intend to meet these distribution requirements to avoid the excise tax liability.

Foreign Currency Transactions. If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Funds described above. Until such time as these uncertainties are resolved, the Funds will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in their portfolios.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Commodities. The Funds may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. As a result, a Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

30	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from the Fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. However, the IRS currently has suspended the issuance of such private letter rulings. The Funds seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and ETFs and through investments in the Subsidiary, but neither Fund has received a private letter ruling from the IRS confirming that income from investments in the Subsidiary and income derived from investments in certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M of the Code. Further, there can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, U.S. Treasury regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by a Fund or result in the inability of a Fund to operate as described in the Prospectus and this SAI.

The Subsidiary. A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, a Fund that invests in the Subsidiary must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to such Fund. It is expected that all of the Subsidiary’s income will be subpart F income. Such Fund’s tax basis in the Subsidiary will be increased as a result of such Fund’s recognition of the Subsidiary’s subpart F income. A Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously undistributed subpart F income although such Fund’s tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by a Fund.

The Subsidiary’s subpart F income imputed to a Fund should constitute “qualifying income” for purposes of the Funds remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, as discussed above, the IRS has stated it is no longer granting private letter rulings requested by similar Funds and therefore there is a risk that the IRS could assert that such imputed income is not qualifying income. Given the absence of IRS guidance and rulings on the treatment of such imputed subpart F income as qualifying income, actual distributions from the Subsidiary to a Fund may be made if such Fund determine it would be prudent to do so.

Dispositions of Fund Assets. As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net

THE CARLYLE GROUP	31

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of such Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of such Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

Accounting. In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the NAV of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by the Funds, there can be no assurance that the Internal Revenue Service will agree with a Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Certain of investments by a Fund in derivative instruments and foreign currency-denominated instruments, and any of the Funds’ transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (a) a dividend to the extent of the Fund’s remaining earnings and profits, (b) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (c) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes. A Fund may be subject to taxes in foreign countries in which its invests. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund.

TAXATION OF SHAREHOLDERS

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Distributions. Distributions by a Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of a Fund’s investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of such Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions paid by a Fund to non-corporate shareholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for preferential tax rates. Dividends paid by a Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by such Fund from certain domestic corporations for the taxable year. It is anticipated that distributions paid by the Funds generally will not qualify for such preferential tax rates or the dividends received deduction.

Distributions of a Fund’s net capital gain (which is generally a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by such Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains, regardless of the U.S. shareholder’s holding period for his, her or its common shares

32	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

and regardless of whether paid in cash or reinvested in additional common shares. Long-term capital gain of an individual U.S. shareholder is generally taxed at preferential rates. Distributions in excess of a Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of a Fund. Shareholders receiving distributions in the form of additional common shares of a Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless such Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although the Funds currently intend to distribute any net long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, such Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by such Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for its common shares. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes such Fund paid. In order to utilize the deemed distribution approach, a Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement applicable to RICs is satisfied for any year and (2) the amount of capital gain dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by such electing Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

If a Fund elects to pass through to its shareholders the amount of foreign taxes paid or deemed paid by such Fund, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by such Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Disposition of Shares. A shareholder generally will recognize taxable gain or loss on the sale or other disposition of Fund shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Fund shares may be disallowed if other Fund shares are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss.

Reporting and Withholding Information. Each Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such

THE CARLYLE GROUP	33

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Funds (or their administrative agents) are required to report to the Internal Revenue Service and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first in, first out” or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as its default cost basis method. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

The Funds will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a U.S. shareholder recognizes a loss with respect to common shares of a Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Shareholders. Whether an investment in shares of the Funds is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in shares of a Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. shareholders should consult their tax advisors before investing in common shares of a Fund.

Distributions of a Fund’s “investment company taxable income” to non-U.S. shareholders will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States the distributions will be subject to federal income tax at the rates applicable to U.S. shareholders. In that case, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Actual or deemed distributions of a Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of common shares of the Fund, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (in which case such distributions or gains would be subject to U.S. federal income tax at the rates applicable to U.S. shareholders) or (ii), in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met (in which case such distributions or gains would be subject to 30% U.S. federal income tax).

34	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DISTRIBUTIONS AND TAXES

If a Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares of a Fund that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of a Fund may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or its dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

Medicare Tax. For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the U.S. shareholder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. shareholder’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. shareholder’s net investment income generally includes its gross dividend income and its net gains from the disposition of shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). U.S. shareholders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund’s shares.

Foreign Account Tax Compliance Act. A 30% withholding tax will be imposed on certain payments to a shareholder or to certain foreign financial institutions, investment funds and other non-US persons receiving payments on such shareholder’s behalf if such shareholder or such persons fail to comply with information reporting requirements (“FATCA Withholding”). Such payments will include US-source dividends and the gross proceeds from the sale or other disposition of stock that can produce US-source dividends. Distributions received after June 30, 2014 could be subject to this withholding if a shareholder is subject to the information reporting requirements and fails to comply with them or if a shareholder holds common stock through another person (e.g., a foreign bank or broker) that is subject to withholding because it fails to comply with these requirements (even if such shareholder would not otherwise have been subject to withholding). However, FATCA Withholding will not apply to payments of gross proceeds from a sale or other disposition of Fund shares before January 1, 2017.

THE CARLYLE GROUP	35

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Forms N-CSR and Forms N-Q will be available on the SEC website at http://www.sec.gov.

A Fund may also disclose its portfolio breakdown by ratings, security type, geography, top five sectors and fixed or adjustable, variable or floating rate instruments, from time to time by posting this information on its website. These disclosures, if made, will be public and will be publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Trust’s Chief Compliance Officer or Chief Legal Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer or Chief Legal Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Manager, the Sub-Adviser, the administrator, the custodian and the transfer agent, as identified below, and auditors and each of their respective affiliates and advisers who receive such information regularly in the course of providing services for the Funds. From time to time, the Funds and the Manager or the Sub-Adviser may authorize additional parties to receive such additional portfolio holdings information, subject to the requirements described above. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Manager, Sub-Adviser and the Distributor. In the event that the Chief Compliance Officer, Chief Legal Officer or other officer, employee or affiliate of the Trust believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such conflicts. In addition, any unauthorized disclosures will be reported to the Board of Trustees on at least a quarterly basis.

36	THE CARLYLE GROUP

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board of Trustees and the Trust’s officers appointed by the Board of Trustees. The tables below list the Trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, its Trustees and officers, the Manager and the Sub-Adviser is 520 Madison Avenue, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies or business development companies advised by the Manager, Sub-Adviser or their respective affiliates as of the date of this SAI.

Interested Trustee(1)

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Service(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Charles Rossotti (1941)	Trustee	Since the inception of the Trust	Senior Advisor, The Carlyle Group, L.P. (from June 2003 to present); Commissioner of Internal Revenue, U.S. Internal Revenue Service from 1997 to 2002; Founder, President (from 1970 to 1989), Chief Executive Officer (from 1981 to 1993), Chairman (from 1989 to 1997), American Management Systems, Inc. (technology and management consulting firm)	2	Bank of America Corporation (from 2009 to present); Booz, Allen, Hamilton (from 2008 to present); AES Corporation (from 2003 to present)

THE CARLYLE GROUP	37

CARLYLE SELECT TRUST	MANAGEMENT OF THE FUNDS

Independent Trustees(1)

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Service(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
James A. Meriwether (1948)	Lead Independent Trustee	Since March 31, 2014	Director–Internal Audit, Booz, Allen, Hamilton (from August 2009 to March 2014); Principal, Edgewood Advisors, LLC (consulting) (from 2008 to present); Director, Synagro Technologies, Inc. (waste management) (from 2008 – 2013)	2	None
Michael L. Rankowitz (1957)	Trustee	Since March 31, 2014	Senior Advisor, Morgan Stanley (from 2006 to present)	2	Director, Carlyle GMS Finance, Inc. (from 2013 to present); Director, NF Investment Corp. (from 2013 to present)

38	THE CARLYLE GROUP

CARLYLE SELECT TRUST	MANAGEMENT OF THE FUNDS

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) Held with Fund	Term of Office(2) and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Michael J. Petrick (1961)	President and Chief Executive Officer	Since the inception of the Trust

Managing Director, Head of Global Market Strategies and Member of Operating Committee (from 2010 to 2013), Member of Management Committee (from 2013 to present), The Carlyle Group, L.P.;

Chairman of the Board of Directors and President, Carlyle GMS Finance, Inc. (from 2012 to present); Chairman of the Board of Directors and President, NF Investment Corp. (from 2012 to present);

Managing Director and Global Head of Institutional Sales and Trading, Morgan Stanley (from 2008 to 2010)

Orit Mizrachi (1972)	Chief Operating Officer	Since May 2014

Managing Director and Chief Operating Officer, Global Market Strategies (“GMS”), The Carlyle Group, L.P. (from 2014 to present); principal and Director of Operations, GMS (from 2011 to 2014) and Vice President, GMS (from 2010 to 2011);

Controller/Chief Financial Officer, Carlyle-Blue Wave Management LP (from 2007 to 2009); Controller, Sagamore Hill Capital Management LP (from 2000 to 2006)

Matthew Cottrell (1972)	Chief Compliance Officer and Secretary	Since the inception of the Trust	Director, CELF Advisors LLP (from 2006 to present); Chief Compliance Officer and Secretary, Carlyle GMS Finance, Inc. (from 2012 to present); Chief Compliance Officer and Secretary, NF Investment Corp. (from 2012 to present);
Karen Vejseli (1973)	Chief Financial Officer, Treasurer/Principal Accounting Officer	Since the inception of the Trust

Managing Director, The Carlyle Group, L.P. (from 2011 to present); Chief Financial Officer and Treasurer, Carlyle GMS Finance, Inc. (from 2012 to present); NF Investment Corp. (from 2012 to present); Director, American International Group, Inc. (from 2010 to 2011); Partner, Ernst & Young LLP (from 1996 to 2010)

THE CARLYLE GROUP	39

CARLYLE SELECT TRUST	MANAGEMENT OF THE FUNDS

(1)

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)

Each Trustee holds office for an indefinite term. Each Principal Officer holds office for an indefinite term at the pleasure of the Board of Trustees or until his or her successor is elected and qualified.

The Board of Trustees currently has three committees: an Audit Committee, a Valuation Committee and a Nominating and Governance Committee. The Audit Committee and the Nominating and Governance Committee are composed solely of “Independent Trustees,” which is defined for purposes hereof as trustees who are not “interested persons” of the Fund as defined by the 1940 Act. In addition, the Board of Trustees has a Lead Independent Trustee, James A. Meriwether. As Lead Independent Trustee, Mr. Meriwether’s duties include leading meetings of the Independent Trustees whenever they are required to meet without the presence of any Interested Trustees, and serving as the principal Independent Trustee contact for Fund management.

RISK OVERSIGHT

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees oversees risk management of the Funds’ investment program and business affairs. The Board views risk management as an important responsibility of management. Oversight of the risk management function is part of the Board’s general oversight of the Funds and their service providers. As discussed in the Prospectus and in this SAI, the Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. The purpose of a risk management function is to seek to identify and address risks (i.e., events or circumstances that could have material, adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds). Under the overall supervision of the Board, the Manager, Sub-Adviser and their respective affiliates, as well as other service providers of the Funds, employ certain processes, procedures and controls intended to identify events or circumstances that present risks to the Funds and lessen the probability of their occurrence and/or mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls address different types of risks. Certain representatives of the Trust, Manager, Sub-Adviser and certain service providers may be required to report to the Board with respect to various aspects of risk management, as well as to the occurrence and resolution of certain events and circumstances regarding the Funds.

The Board recognizes that certain risks to the Funds may not be identified, that it may not be practical or cost effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls intended to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Furthermore, certain risks can be evaluated only as probabilities and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

The Board’s Valuation Committee is comprised of Charles O. Rossotti and Michael L. Rankowitz. The Valuation Committee is responsible for (1) reviewing and approving the Board’s valuation procedures, and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors to the extent not valued in accordance with the Board’s valuation procedures, which determinations are reported to the Board of Trustees.

The Board’s Audit Committee is comprised of James A. Meriwether and Michael L. Rankowitz. Among other responsibilities, the Audit Committee makes recommendations to the Board concerning the selection of the Trust’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Trust’s annual audit and considers any comments that the independent registered public accounting firm may have regarding the Trust’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities.

40	THE CARLYLE GROUP

CARLYLE SELECT TRUST	MANAGEMENT OF THE FUNDS

The Nominating and Governance Committee is comprised of James A. Meriwether and Michael L. Rankowitz. Among other things, the Nominating and Governance Committee:

■	Reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;

■	Reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

■	Undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

■	Meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures and processes.

If there is a vacancy on the Board, the Nominating and Governance Committee will:

■	Identify and evaluate potential candidates to fill any such vacancy on the Board;

■	Select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

■	Recommend to the Board a nominee to fill any such vacancy.

In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating and Governance Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Board may establish additional committees as it deems necessary or convenient.

SHAREHOLDER COMMUNICATIONS

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

As the Funds have not commenced operations prior to the date of this SAI, no Trustee beneficially owned shares of the Funds as of the date of this SAI.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Manager, the Sub-Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Manager, the Sub-Adviser, the Trust’s principal underwriter or any of its affiliates.

THE CARLYLE GROUP	41

CARLYLE SELECT TRUST	MANAGEMENT OF THE FUNDS

EXPERIENCE OF TRUSTEES

The Trustees were selected to join the Board based upon the following as to each Trustee: such person’s character and integrity, business and/or financial experience, willingness to serve and willingness and ability to commit the time necessary to perform the duties of Trustee. No factor, by itself, was controlling. Information regarding each Trustee’s specific professional experience is set forth below.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite attributes and skills. The Board also believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and the independent registered public accounting firm and to exercise effective business judgment in the performance of their duties support this conclusion.

BOARD COMPENSATION

Each Trustee is compensated by an annual retainer and meeting fees (including additional compensation for service as chairperson of certain Board committees). Each Trustee currently receives an annual retainer of $40,000. The chairperson of the Valuation Committee and Audit Committee each receives an additional annual retainer of $2,500 and $5,000, respectively for such position. In addition, each Trustee receives a fee of $4,000 for attending each regular Board meeting and each Trustee receives a fee of $1,500 for attending each special Board meeting. Further, the Trust reimburses each Trustee for his reasonable out-of-pocket expenses related to service as a Trustee.

Additional information regarding compensation for Trustees is set forth below for the periods described in the notes accompanying the table. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

COMPENSATION TABLE*

		Trust
Name	Estimated Compensation from the Trust for the Fiscal Year Ending 2014	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust
Independent Trustee	$38,021	$0	$38,021
Interested Trustee	$35,833	$0	$35,833

*	The Trust has no employees. The Trust’s officers are compensated by the Manager and/or its affiliates.

CODES OF ETHICS

Each of the Trust, the Manager and the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICIES

The Board has delegated the day-to-day responsibility to the Manager to vote the Funds’ proxies. Proxies are voted by the Manager pursuant to the Board-approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.

Information on how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ending June 30 will be available without charge by calling 888-207-9542, or on the SEC’s website at http://www.sec.gov.

42	THE CARLYLE GROUP

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Funds have not yet commenced operations. Accordingly, no person owns of record or is known by the Funds to own beneficially 5% or more of any class of the Funds’ outstanding shares other than TC Group L.L.C., which currently is the sole shareholder of each Fund and therefore owns 100% of each Fund’s outstanding voting securities. The Trustees and officers of the Trust, as a group, did not own any class of shares of the Funds, beneficially or of record. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

THE CARLYLE GROUP	43

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT SUB-ADVISER

The Funds’ Manager is Carlyle GMS Investment Management L.L.C, a Delaware limited liability company formed in 2012. The Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a commodity pool operator registered with the CFTC under the CEA, and is a wholly-owned subsidiary of The Carlyle Group, L.P. (“Carlyle”), a global alternative asset manager. The principal executive offices of the Manager are located at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Subject to the overall authority of the Board of Trustees, the Manager furnishes continuous investment supervision and management to the Funds, including oversight of the Subsidiaries. The Manager is registered with the CFTC as a CPO and serves as the CPO for each Fund and each Subsidiary.

The Manager is supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co. and CELF, subsidiaries of Carlyle, and are made available to the Manager pursuant to agreements with Carlyle Employee Co. and CELF.

Vermillion Asset Management, LLC, a Delaware limited liability company, was formed in 2005 by Andrew Gilbert and Christopher Nygaard, and deals in both derivatives, such as futures contracts and swaps, and in cash markets for physical commodities and securities, and is the Sub-Adviser for the Carlyle Enhanced Commodity Real Return Fund. The Sub-Adviser is registered with the CFTC as a CTA and serves as the CTA for the Carlyle Enhanced Commodity Real Return Fund and its Subsidiary. The Sub-Adviser joined Carlyle in 2012, when Carlyle acquired approximately 55% interest in the Sub-Adviser. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act and a commodity trading advisor registered with the CFTC under the CEA. The Manager compensates the Sub-Adviser out of its fee for managing the Carlyle Enhanced Commodity Real Return Fund. The principal executive offices of the Sub-Adviser are located at 520 Madison Avenue, 38th Floor, New York, NY 10022.

Neither the Manager nor the Sub-Adviser has previously managed an open-end mutual fund registered under the 1940 Act.

MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

Each Fund pays a management fee to the Manager, pursuant to the Management Agreements, as reflected below and expressed as a percentage of average daily net assets.

Fund
Carlyle Enhanced Commodity Real Return Fund	0.80%
Carlyle Core Allocation Fund	0.75%

The Manager will pay 100% of the management fee to the Sub-Adviser net of certain expenses and expense waivers and reimbursements, pursuant to the Sub-Advisory Agreement. To the extent such expenses exceed the management fee for any monthly period, the Sub-Adviser will forgo receipt of future management fees until the Manager has recouped such expenses. In addition, pursuant to separate management agreements with each Subsidiary, the Manager serves as the manager of the Subsidiaries. Pursuant to a separate sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser provides investment and commodity trading advice to the Subsidiary of the Carlyle Enhanced Commodity Real Return Fund. Neither the Manager nor the Sub-Adviser receives additional compensation for its management of the Subsidiaries.

A discussion of the basis the Board of Trustees of the Trust used in approving the Management Agreements and Sub-Advisory Agreement will be available in Trust’s initial report to shareholders.

44	THE CARLYLE GROUP

CARLYLE SELECT TRUST	INVESTMENT ADVISORY AND OTHER SERVICES

THE CARLYLE ENHANCED COMMODITY REAL RETURN FUND’S PORTFOLIO MANAGEMENT TEAM

Andrew Gilbert

Andrew Gilbert’s career has focused on trading, risk management and technology for exchange-traded and OTC derivatives and securities. Prior to co-founding the Sub-Adviser in 2005, he was Managing Director and Head of North American Equities and Derivatives trading at Dresdner Kleinwort Wasserstein, where he supervised day-to-day trading activities for a variety of trading desks and actively traded equity derivatives.

Prior to Dresdner, Mr. Gilbert was Associate Director at Susquehanna International Group, LLP. During the course of his 11 years at Susquehanna, Mr. Gilbert held several different positions, the last of which was building and managing the firm’s Quantitative Trading Group. Prior to that role, he was the Head of Index Derivatives, where he coordinated index traders firm wide, both on the floors of exchanges and on trading desks. Mr. Gilbert began his career at Susquehanna as an Index Trader on the Chicago Board Options Exchange. He graduated with a B.S. from Columbia University.

Christopher Nygaard

Christopher Nygaard has focused on physical commodity and derivatives trading, risk systems modeling and structured commodity finance. Prior to co-founding the Sub-Adviser in 2005, he was Managing Director and Portfolio Manager for Octagon Asset Management, LLC, where he invested in commodity inventory finance, trade finance and asset-backed securities on a global basis. Prior to joining Octagon, Mr. Nygaard was a trader for hedge fund Deephaven Capital Management, LLC, then owned by the Arbitrade Group. At Deephaven, he coded and managed a long-short equity portfolio based on a proprietary trading model of the firm. Mr. Nygaard also was a trader and risk manager within the Arbitrade Group’s options market making arm, where he worked in the equity index options area on the Chicago Board Options Exchange and the Chicago Mercantile Exchange.

Mr. Nygaard began his career at Cargill Inc., where he traded various agricultural and soft commodities worldwide from 1991 through 1997. At Cargill, he traded both physical commodities and their related exchange-based and OTC derivatives. He graduated from Northwestern University with a B.A.

David Jelinek

David Jelinek directs the Sub-Adviser’s quantitative research efforts. His responsibilities in the quantitative area include managing a team of quantitative analysts and programmers, modeling volatility, working with the Sub-Adviser’s Portfolio Managers to understand quantitative factors affecting the markets in which they trade, analyzing OTC derivatives and testing the validity of proprietary models and applications. Mr. Jelinek also leads the Sub-Adviser’s investment education efforts, including weekly discussions on option theory, decision theory and other issues affecting trading and portfolio management. He joined the Sub-Adviser in 2006 from D. E. Shaw & Co., where he was a Quantitative Analyst. At D.E. Shaw & Co., his responsibilities included equity modeling and research into decisions affecting long-only portfolio management. Mr. Jelinek began his career at Susquehanna International Group, LLP, where he worked in options and equity research. He received his undergraduate degree in mathematics from Brown University and earned his Ph.D. in computer science from the University of Pennsylvania.

THE CARLYLE CORE ALLOCATION FUND’S PORTFOLIO MANAGEMENT TEAM

Matthew A. Simsic

Matthew A. Simsic is a Managing Director at Carlyle. Prior to joining Carlyle, Mr. Simsic worked with Mr. Tuttle to initiate the launch of OKLO Advisors, LLC, an investment advisory affiliate of OKLO Financial, LLC. He has over 18 years of experience in quantitative trading and managing risk of complex portfolios. His primary focus has been on the design, development and implementation of systematic quantitative and technology-driven trading strategies in global equities, futures and options markets. Mr. Simsic most recently served as the Head of Trading and Head of Risk at Eladian Partners,

THE CARLYLE GROUP	45

CARLYLE SELECT TRUST	INVESTMENT ADVISORY AND OTHER SERVICES

where he was also a partner and member of the firm’s executive committee. Previously, he held senior trading and leadership positions at DRW Trading, Millennium Partners, Bear Stearns and Hull Trading. Mr. Simsic received his B.S. from Indiana University and an MBA from the NYU Stern School of Business.

Jaipal K. Tuttle, Ph.D.

Jaipal K. Tuttle, Ph.D. is a Managing Director at Carlyle. In addition to creating the core models of the Carlyle Core Allocation Fund, he is responsible for new research initiatives. Dr. Tuttle obtained his Ph.D. in Theoretical Physics from the University of California Santa Cruz in conjunction with Stanford University. His work in two-dimensional quantum black hole evaporation was conducted with Professor Leonard Susskind. He began his professional career at Morgan Stanley and was one of the earliest members of the Process Driven Trading group. PDT gained a reputation as one of the world’s leading statistical arbitrage groups during Dr. Tuttle’s tenure. In 2001 he left PDT to manage his own assets and pursue outside interests. The models he created at that time served as the foundation for OKLO Financial, LLC. In 2004 Dr. Tuttle founded MESA Asset Management, LLC, which was renamed in 2007 OKLO Financial, LLC, to manage outside capital based on his “Core Model Portfolio” strategy. Dr. Tuttle’s additional affiliations include Portfolio Manager for Tower Research Capital (2009), President of OKLO Corporation and Portfolio Manager of OKLO Dynamic Capital (2008) and Managing Member of VN7 Dynamic Capital, LP (2009-2011).

THE FUNDS’ ADMINISTRATOR

Carlyle Select Trust Administration L.L.C. (“CSTA” or the “Administrator”), a Delaware limited liability company, will serve as the Funds’ administrator. The principal executive offices of CSTA are located at 520 Madison Avenue, 38th Floor, New York, New York 10022 and 1001 Pennsylvania Avenue, Washington, D.C. 20004. The Administrator is an affiliate of the Manager.

Pursuant to an administration agreement between the Trust and CSTA (the “Administration Agreement”), CSTA will furnish the Funds with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, CSTA will also perform, or oversee the performance of, the Funds’ required administrative services, which will include, among other things, providing assistance in accounting, tax, legal, compliance, operations, technology, and clerical and administrative activities, being responsible for the financial records that the Funds are required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, CSTA will assist the Funds in determining and publishing NAV, overseeing the preparation and filing of tax returns, and generally overseeing the payment of the Funds’ expenses and the performance of administrative and professional services rendered to the Funds by others.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CSTA and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from the Trust for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CSTA’s services under the Administration Agreement or otherwise as Administrator for the Funds.

CSTA has entered into a personnel agreement with Carlyle Employee Co. pursuant to which Carlyle Employee Co. has agreed to provide CSTA with access to certain accounting, tax, legal, compliance, operations, technology, clerical and administrative personnel. CSTA also has entered into a separate personnel agreement with CELF, an affiliate of the Manager pursuant to which CELF has agreed to provide CSTA with access to compliance staff, including its Chief Compliance Officer. In addition, pursuant to a separate sub-administration agreement, CSTA has also engaged State Street to act on behalf of CSTA in its performance of certain other administrative services for the Funds and, if applicable, the

46	THE CARLYLE GROUP

CARLYLE SELECT TRUST	INVESTMENT ADVISORY AND OTHER SERVICES

Subsidiary. The principal office of State Street is located at One Lincoln Street, Boston, MA 02111. As described below, State Street will also serve as custodian, transfer agent, distribution paying agent and registrar to the Funds and the Subsidiary and will receive compensation from the Funds for such services.

As consideration for CSTA’s services as Administrator with respect to each Fund, each Fund will pay fees based on the average daily net assets attributable to such Fund, and allocated to each class of such Fund based on its net asset value, at the rate of 0.15% per annum for net assets of less than $250 million, 0.08% per annum for net assets of $250 million or more but less than $1 billion, 0.05% per annum for net assets of $1 billion or more but less than $3 billion, and 0.03% per annum for net assets of $3 billion and greater. Such fees will be paid to CSTA by each Fund monthly.

The Funds do not pay Carlyle Employee Co., CELF or State Street for services rendered to CSTA. CSTA bears those costs directly.

CUSTODIAN, DISTRIBUTION PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street will serve as custodian (the “Custodian”) for the Funds. The Custodian will hold cash, securities and other assets of the Funds as required by the 1940 Act and also provide certain accounting services to the Funds. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases, sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is One Lincoln Street, Boston, MA 02111.

State Street will also act as the Funds’ distribution paying agent and transfer agent and the registrar for the Funds’ shares. The principal address of the transfer agent and dividend paying agent is One Lincoln Street, Boston, MA 02111.

THE FUNDS’ DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”) will serve as the Distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor will distribute shares of the Funds through broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have entered into dealer agreements with the Distributor. The Distributor will distribute shares of the Funds on a best efforts basis. The Distributor is not obligated to sell any specific amount of Funds’ shares. The Funds reserve the right to suspend or discontinue the distribution of the Funds’ shares.

The Distributor and its officers have no role in determining the investment policies or the securities or other financial instruments to be purchased or sold by the Funds. The Distributor is not affiliated with the Manager, Sub-Adviser or Transfer Agent, or any of their affiliates.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board or by a majority of a Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

The Funds are newly established. The Distributor, therefore, has not received any commissions for the sale of shares of the Funds.

THE CARLYLE GROUP	47

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS’ OTHER ACCOUNTS MANAGED

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager of the Funds as of March 31, 2014.

Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Carlyle Enhanced Commodity Real Return Fund	—	—	—	—	—	—
Carlyle Core Allocation Fund	—	—	—	—	301	$69.9

The following table shows information on the other accounts managed by each portfolio manager of the Funds that have advisory fees wholly or partly based on performance as of March 31, 2014:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Carlyle Enhanced Commodity Real Return Fund	—	—	9	$996.8	—	—
Carlyle Core Allocation Fund	—	—	—	—	—	—

*

Certain pooled investment vehicles may offer both performance based and non-performance based fee classes. The total assets under management for the accounts are included in the performance based fee table.

PORTFOLIO MANAGER COMPENSATION

The Manager and Sub-Adviser’s financial arrangements with their portfolio managers, their competitive compensation and their career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a bonus.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and/or their position with the Manager or Sub-Adviser.

Bonus. With respect to the portfolio managers of the Carlyle Commodity Enhanced Real Return Fund, Messrs. Gilbert, Nygaard and Jelinek do not receive a bonus as such but instead receive distributions from the Sub-Adviser based on the profitability of the Sub-Adviser. With respect to the portfolio managers of the Carlyle Core Allocation Fund, Dr. Tuttle and Mr. Simsic receive additional compensation linked to the profitability of their business unit within the Manager.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

The Funds are newly organized. Accordingly, as of the date of this SAI, the portfolio managers do not beneficially own any shares of the Funds.

48	THE CARLYLE GROUP

POTENTIAL CONFLICTS OF INTEREST

The chart entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the portfolios of clients of the Manager, the Sub-Adviser and their respective affiliates, is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Manager, the Sub-Adviser or their respective affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Manager, the Sub-Adviser and their respective affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Manager, the Sub-Adviser or their respective affiliates could be viewed as having a conflict of interest to the extent that the Manager, the Sub-Adviser or their respective affiliates has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Manager’s, the Sub-Adviser’s or their respective affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Manager, the Sub-Adviser or their respective affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Manager, the Sub-Adviser or their respective affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Manager, the Sub-Adviser or their respective affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Manager, the Sub-Adviser or their respective affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Manager, the Sub-Adviser or their respective affiliates manage accounts that engage in short sales of securities of the type in which the Funds invest, the Manager, the Sub-Adviser or their respective affiliates could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Manager, the Sub-Adviser or their respective affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Manager, the Sub-Adviser or their respective affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Funds from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Funds’ objectives.

The goal of the Manager, the Sub-Adviser and their respective affiliates is to meet their fiduciary obligation with respect to all clients. The Manager, the Sub-Adviser and their respective affiliates have policies and procedures that seek to manage conflicts. The Manager, the Sub-Adviser and their respective affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the applicable Codes of Ethics. With respect to the allocation of investment opportunities, the Manager, the Sub-Adviser and their respective affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

THE CARLYLE GROUP	49

CARLYLE SELECT TRUST	POTENTIAL CONFLICTS OF INTEREST

As a general matter, each of the Manager and Sub-Adviser makes, and will continue to make, investment decisions on a client-by-client basis in a manner deemed to satisfy the specific mandate of each particular client, taking into account the client’s investment strategies and objectives and current risk profile at the time of the trade and therefore generally do not aggregate orders. Accordingly, a trade for a Fund generally will be placed and allocated exclusively to such Fund, independently from transactions in Similar Accounts.

Fees earned by the Manager, the Sub-Adviser or their respective affiliates for managing certain accounts may vary, particularly because for certain accounts, the Manager, the Sub-Adviser or their respective affiliates may be paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. The Manager, the Sub-Adviser and their respective advisory affiliates have implemented policies and procedures to ensure the fair and equitable execution of trade orders, including the use of independent trading functions.

The Manager and the Sub-Adviser have policies and procedures that seek to manage conflicts and monitors a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with their respective Codes of Ethics.

50	THE CARLYLE GROUP

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Management Agreement between the Manager and the Carlyle Core Allocation Fund, the Manager determines, subject to the general supervision of the Board of Trustees and in accordance with the Carlyle Core Allocation Fund’s investment objectives and restrictions, which securities or instruments are to be purchased and sold by the Carlyle Core Allocation Fund and which brokers and dealers are to be eligible to execute its portfolio transactions.

Pursuant to the Management Agreement between the Manager and the Carlyle Enhanced Commodity Real Return Fund and the Sub-Advisory Agreement between the Manager and Sub-Adviser, the Sub-Adviser determines, subject to the general supervision of the Manager and the Board of Trustees and in accordance with the Carlyle Enhanced Commodity Real Return Fund’s investment objectives and restrictions, which securities or instruments are to be purchased and sold by the Carlyle Enhanced Commodity Real Return Fund and which brokers and dealers are to be eligible to execute its portfolio transactions. The Sub-Adviser operates independently of its advisory affiliates in providing services to its clients.

Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. Because the Manager and the Sub-Adviser make trading decisions on a client-by-client basis and place trades on a client-by-client basis, the Manager and the Sub-Adviser generally do not aggregate orders. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Funds, the Manager or Sub-Adviser, as applicable, in its discretion, places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Funds unless otherwise prohibited. See “Investment Strategies and Policies.”

The Manager and Sub-Adviser, as applicable, are responsible for decisions to buy and sell securities and other financial instruments for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Commissions on U.S. securities exchanges and commodities exchanges are subject to negotiation between the Manager or Sub-Adviser, as appropriate, and the broker or futures commissions merchant. In the over-the-counter market, securities are sometimes traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Trades of NASD listed securities may be made on an agency basis and a commission is added to such trades. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the

THE CARLYLE GROUP	51

CARLYLE SELECT TRUST	PORTFOLIO TRANSACTIONS

options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Funds may write may be affected by options written by the Manager or Sub-Adviser, as applicable, for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

In connection with portfolio transactions, the overriding objective is to seek to obtain the best execution of purchase and sales orders. In making this determination, the Manager or Sub-Adviser, as applicable, considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings and the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Manager or Sub-Adviser, as applicable, may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Manager or Sub-Adviser, or the Funds and/or other accounts for which the Manager or Sub-Adviser, as applicable, exercises investment discretion, an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Manager or Sub-Adviser, as applicable, determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager’s or Sub-Adviser’s, as applicable, overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Manager and Sub-Adviser, as applicable, report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody) or required by rule or regulation in connection with such transactions. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Manager or Sub-Adviser, as applicable, in connection with its services to other clients and not all the services may be used by the Manager or Sub-Adviser, as applicable, in connection with the Funds.

Subject to the overriding objective of obtaining the best execution of orders, the Manager or Sub-Adviser, as applicable, may allocate a portion of the Funds’ brokerage transactions to their affiliates. Because of the nature of their assets, the Funds do not expect to enter into material numbers of brokerage transactions. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate of the Funds is a member or in a private placement in which an affiliate of the Funds serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that comply with rules adopted by the SEC or with interpretations of the SEC’s staff.

DISTRIBUTION (RULE 12B-1) PLANS AND SHAREHOLDER SERVICES AGREEMENTS

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) applicable to Class N shares. The Funds have also entered into a Shareholders Services Agreement with the Manager relating to Class N and Class I shares of the Funds pursuant to which the Funds will pay a fee for shareholder services.

The Rule 12b-1 Plan allows the Funds to pay a distribution fee of up to 0.25% of net assets of the Class N shares for distribution activities related to Class N shares of each Fund, which may include amounts paid for account maintenance and personal service to shareholders within the meaning of FINRA Rule 2830. The Distributor is paid these fees by the Funds and in turn pays these fees to financial intermediaries that have agreements with the Distributor to sell shares of the Funds.

52	THE CARLYLE GROUP

CARLYLE SELECT TRUST	PORTFOLIO TRANSACTIONS

The Distributor may also pay Rule 12b-1 fees to the Manager and its affiliate. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder of Class N shares more than paying other types of sales charges. The Rule 12b-1 Plan provides that the distribution fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor does not receive compensation from the Funds for its distribution services. The Manager pays the Distributor a fee for certain distribution-related services.

The Shareholder Services Agreement requires the Funds to pay a fee to the Manager for assistance in connection with shareholder services such as account maintenance and customer service, to Class N and Class I shareholders. The Shareholder Services Agreement permits the Funds to pay shareholder service fees at an annual rate of up to 0.15% and 0.15% of net assets attributable to Class N and Class I shares, respectively, for providing or arranging for the provision of certain services to shareholders of each Fund.

The Rule 12b-1 Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreement related to such plan (“Qualified Trustees”).

The Rule 12b-1 Plan may be terminated, with respect to any class of a Fund’s shares, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Rule 12b-1 Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Rule 12b-1 Plan for a period of not less than six years from the date of the Rule 12b-1 Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Rule 12b-1 Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

THE CARLYLE GROUP	53

EXPENSES

The Funds pay the expenses incurred in its and its Subsidiary’s operations. These expenses include: management and administrative fees; shareholder service fees; the compensation and expenses of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to shareholders and to government offices and commissions; expenses of meetings of investors and printing of shareholders reports; fees and expenses of the Trust’s independent registered public accounting firm, tax service providers, legal counsel and litigation costs and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; indemnification payments, pricing services, and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by share class. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled. As of the date of this SAI, the Funds are the only series of the Trust.

The Manager, has contractually agreed to waive its management fee and/or to reimburse expenses of the Funds, inclusive of the Subsidiaries, to the extent necessary to maintain the total annual fund operating expenses of the Funds (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) at no more than 1.45% and 1.20% of the average daily net assets of Class N and Class I Shares, respectively, in the case of the Carlyle Enhanced Commodity Real Return Fund, and no more than 1.30% and 1.05% of the average daily net assets of Class N and Class I Shares, respectively, in the case of the Carlyle Core Allocation Fund (the “Fee Waiver Agreement”). This arrangement will continue at least through August 15, 2015. The Fee Waiver Agreement may only be terminated in respect of a Fund before August 15, 2015 with the consent of the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of a Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above.

Additional information regarding expenses may be found in the Funds’ Prospectus under each Fund’s Fund Summary.

54	THE CARLYLE GROUP

FINANCIAL INTERMEDIARIES

The services provided by financial intermediaries with respect to shareholders serviced by such financial intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub accounting, answering shareholder inquiries regarding the Funds, assisting shareholders in changing dividend options, account designations and addresses, providing periodic statements showing the shareholder’s account balance and integrating these statements with those of other transactions and balances in the shareholder’s other accounts serviced by the financial intermediary, transmitting proxy statements, periodic reports, updated prospectus and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as the Distributor or shareholders serviced by the financial intermediary may reasonably request and agree upon with the financial intermediary.

Financial intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial intermediaries, but in all cases will be retained by the financial intermediary and will not be remitted to the Funds or the Distributor.

The Funds expect to authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a financial intermediary or, if applicable, that financial intermediary’s authorized designee accepts the order. These orders will be priced at the Funds’ NAV next calculated after they are so accepted.

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay the financial intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of shareholders serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, the Distributor, the Manager, the Sub-Adviser or their affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

THE CARLYLE GROUP	55

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Manager, the Trust and/or the Funds may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the Funds. Financial intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, that have entered into agreements with the Distributor (“Financial Intermediaries”). These additional cash payments are payments over and above any Rule 12b-1 fees, shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this SAI. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders. The Manager may also pay cash compensation in the form of finders’ fees that vary depending on the Funds and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options they make available to their customers.

Other cash compensation payments made by the Distributor, the Manager and the Sub-Adviser may be different for different Financial Intermediaries. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals. To the extent permitted by the FINRA regulations, the Manager, the Sub-Adviser and the Distributor may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries or due diligence meetings.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over the other share classes.

56	THE CARLYLE GROUP

TRUST COUNSEL

The law firm of Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004, is counsel to the Trust.

THE CARLYLE GROUP	57

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds, Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been engaged to conduct an annual audit of the financial statements of the Funds and to assist in the preparation and/or review of each Fund’s federal and state income tax returns.

58	THE CARLYLE GROUP

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and pay dividends and distributions as described under “Distribution and Taxes” in the Prospectus. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

Dividends and capital gains distributions paid by the Funds are automatically reinvested in additional shares of the Funds unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the shareholder’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Funds accrue dividends daily, and dividends will only begin to accrue on newly purchased shares after a Fund receives payment for shares. Once the Fund distributes redemption proceeds, shares are no longer entitled to receive any dividends that are declared.

THE CARLYLE GROUP	59

DETERMINATION OF NET ASSET VALUE

Each Fund’s NAV is computed as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading. If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV per share of each Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

The Funds value their portfolio investments for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates from independent pricing services on that day. The Funds value securities and assets for which market quotations are unavailable at their “fair value,” which is described below.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Manager, Sub-Adviser or Sub-Administrator determines that the closing price of the security is stale or unreliable, the Fund will value the security at its fair value using valuation procedures approved by the Board of Trustees (the “Valuation Procedures”).

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

For purposes of determining fair value, the Board of Trustees has delegated the daily determination to: a pricing committee comprised of representatives of the Manager and the Sub-Adviser, in the case of Carlyle Enhanced Commodity Real Return Fund; and a pricing committee comprised of representatives of the Manager, in the case of Carlyle Core Allocation Fund. The pricing committees act in accordance with the Valuation Procedures. Fair value pricing methods and independent pricing services can change from time to time as approved by the Board of Trustees. The Board of Trustees has also established a Valuation Committee of the Board and has delegated to the Valuation Committee the responsibility for determining fair value for those investments that cannot be valued by a pricing committee pursuant to the Valuation Procedures.

Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. The Funds normally value domestic equity securities at the market quoted last sale price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price for equities purchased and at the quoted ask price for equities sold short. If market quotations are not available or are unreliable, the pricing committee will value the security at fair value in good faith using the Valuation Procedures.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the quoted last sales price on the exchange on which the security is principally traded, if available, otherwise at the last quoted bid price. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price

60	THE CARLYLE GROUP

CARLYLE SELECT TRUST	DETERMINATION OF NET ASSET VALUE

unreliable, each Fund may fair value the security. If an issuer specific event has occurred that the Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, then the price of that security will be determined by the pricing committee using the Valuation Procedures.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. The Funds’ short-term fixed income securities maturing in less than 60 days are valued at amortized cost which approximates fair value. Government and other fixed income securities (other than short-term fixed income securities maturing in less than 60 days) normally are valued on the basis of prices provided by independent pricing services or market makers. Prices received from independent pricing services are fair value prices. In addition, if the price provided by the independent pricing service and market makers are unreliable, the pricing committee will fair value the security using the Valuation Procedures.

Futures and Options. Futures contracts, options on futures contracts and options, other than equity options, are valued at the final settlement price set by the exchange on which they are principally traded. Equity options are generally valued at the mid-price of the closing bid and ask prices. If either the closing bid or ask price is not available, the Fund will generally value equity options at the bid price if the options are held long or the ask price if the options are held short.

Other Non-Exchange Traded Derivatives and Swap Agreements. Non-exchange traded derivatives will generally be valued based on the price obtained from independent pricing services and market makers. In the case of certain non-exchange traded derivatives, such as swap agreements, the value will be based on the price of the underlying reference instrument, as determined by independent pricing services or as determined by market makers based on the nature and/or terms of the specific derivative. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds, ETFs and Closed-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, such as ETFs, the investing Fund will calculate its net asset value using the last published net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

Shares of ETFs and closed-end investment companies are normally valued at the last quoted sales price on the principal exchange on which such funds are traded.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Funds may each invest up to 25% of their total assets in shares of their respective Subsidiaries. The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

THE CARLYLE GROUP	61

DELAWARE TRUST

The Trust was formed as a Delaware statutory trust on December 18, 2013 pursuant to a declaration of trust dated December 18, 2013 (the “Declaration of Trust”).

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Declaration of Trust provides that shareholders of the Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series or class thereof. In addition, the Declaration of Trust provides that neither the Trust, the Trustees, officers, employees nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination. The Trust has also entered into an indemnification agreement with each Trustee and officer of the Trust, pursuant to which the Trust shall indemnify each Trustee and officer under specified circumstances, all as more fully set forth in the form of indemnification agreement filed as an exhibit to the registration statement of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

62	THE CARLYLE GROUP

DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as a Delaware statutory trust. The Funds represents a series of shares of beneficial interest in the Trust. See “Delaware Trust.”

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of the Fund with each other share of the Fund. The Trustees of the Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine. However, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Funds available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of the Funds are entitled to one vote for each whole share or each dollar of NAV (or a proportionate fractional vote with respect to any fractional share or the remainder of the NAV of shares, if any), whichever is specified by the Trustees in the case of a particular shareholder vote, on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms or to make their terms of unlimited duration subject to certain removal procedures and to appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold a meeting of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of the Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation)) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instruments, including the Declaration of Trust and the bylaws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

THE CARLYLE GROUP	63

CARLYLE SELECT TRUST	DESCRIPTION OF SHARES

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Funds are entitled to receive the assets available for distribution belonging to the Funds, and a proportionate distribution, based upon the relative asset values of the Funds, of any general assets not belonging to any particular Funds which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Funds affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Funds will be required in connection with a matter, the Funds will be deemed to be affected by a matter unless it is clear that the interests of the Funds in the matter are substantially identical, or that the matter does not affect any interest of the Funds. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Funds only if approved by a majority of the outstanding shares of such Funds. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Each share class of the Funds has exclusive voting rights with respect to matters pertaining to the Funds’ Rule 12b-1 and Shareholder Services Plans applicable to those classes.

64	THE CARLYLE GROUP

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Carlyle Enhanced Commodity Real Return Fund

We have audited the accompanying consolidated balance sheet of Carlyle Enhanced Commodity Real Return Fund (one of the series constituting Carlyle Select Trust (the “Trust”)), as of June 16, 2014, and the related notes to the balance sheet. The balance sheet is the responsibility of the Trust’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of Carlyle Enhanced Commodity Real Return Fund (one of the series constituting Carlyle Select Trust) at June 16, 2014, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, NY

June 19, 2014

THE CARLYLE GROUP	65

CARLYLE ENHANCED COMMODITY REAL RETURN FUND

CONSOLIDATED BALANCE SHEET

As of June 16, 2014

Assets
Cash	$50,000

Total Assets	50,000

Total Liabilities	—

Net Assets	$50,000

Net Assets Consist of :
Paid-in capital (shares of beneficial interest, unlimited authorized shares)	$50,000

	Net assets	Shares outstanding	Net asset value per share
Class N	$25,000	2,500	$10.00
Class I	$25,000	2,500	$10.00

The accompanying notes are an integral part of this Consolidated Balance Sheet.

66	THE CARLYLE GROUP

CARLYLE ENHANCED COMMODITY REAL RETURN FUND

NOTES TO CONSOLIDATED BALANCE SHEET

As of June 16, 2014

(1) ORGANIZATION

Carlyle Enhanced Commodity Real Return Fund (the “Fund”) is a series of Carlyle Select Trust (the “Trust”). The Trust is organized as a Delaware statutory trust, was formed on December 18, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting currently of two separate series, each authorized to issue an unlimited number of shares of beneficial interest. The assets and liabilities of each series are accounted for separately. Information presented in this consolidated balance sheet pertains only to the Fund and its subsidiary.

The Fund’s investment objective is to provide long-term return in excess of inflation.

The Fund will obtain most of its direct exposure to commodities through investments in Carlyle Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands on February 10, 2014. The Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity index-linked notes, inflation-linked derivatives, swap agreements, commodity options and commodity futures and options on commodity futures. However, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary.

Assets not invested in commodity-linked derivative instruments will be invested primarily outside of the Subsidiary in inflation-indexed securities and derivatives and in fixed income instruments, including debt securities issued by commodity-producing, processing or distribution companies. The Fund may also invest in money market instruments and in shares of money market mutual funds. The Fund’s investments in such instruments may provide collateral for the Fund’s derivatives positions and are also intended to provide liquidity and preserve capital. The Fund’s fixed income investments may include obligations of commodity-producing, processing or distribution companies. Fixed income investments also may include obligations of the U.S. Treasury, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or Treasury Inflation-Protected Securities (“TIPS”). The Fund will generally buy securities with remaining maturities of two years or less and expects that under normal circumstances the average maturity of its holdings of fixed income securities will generally be two years or less.

The Fund is “non-diversified” for the purposes of the 1940 Act and to the extent consistent with the Fund’s election to qualify as a registered investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of commodity-linked derivative instruments and inflation-linked instruments, a limited number of issuers, or a single issuer, primarily within the same economic sector.

The Fund currently consists of two different classes of shares: Class N and Class I. Neither Class N shares nor Class I shares are subject to an initial sales charge or a contingent deferred sales charge.

As of June 16, 2014, no other operations have occurred other than the issuance of 2,500 shares of each Class N and Class I to TC Group LLC, an affiliate of the Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP). The consolidated financial statements as of June 16, 2014 include the accounts of the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of the consolidated balance sheet in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet. Actual results could differ from those estimates and such differences could be material.

THE CARLYLE GROUP	67

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and net capital gains to shareholders. Rather, any tax liability related to income earned by the Fund represents obligations of the Fund’s shareholders and will not be reflected in the consolidated balance sheet of the Fund.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Code and the Subsidiary’s taxable income when recognized is included in the calculation of the Fund’s taxable income whether or not the Subsidiary distributes such income to the Fund. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods.

Multiple Classes of Shares

All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on their relative net assets.

Organizational and Offering Costs

All organizational and offering costs for the Fund will be borne by the Fund’s manager, Carlyle GMS Investment Management L.L.C (the “Manager”) and/or Vermillion Asset Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”).

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated balance sheet.

Fiscal Year End

The Trust’s fiscal year ends on December 31.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications, inclusive with its officers and trustees. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered by management to be remote.

(3) COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement (the “Management Agreement”) with the Manager, under which the Manager will provide the Fund with investment advisory and management services. The Manager will receive a management fee from the Fund at an annual rate of 0.80% of the Fund’s average daily net assets in exchange for such services.

The Manager has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), at no more than 1.45% and 1.20% of the average daily net assets of Class N and

68	THE CARLYLE GROUP

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

Class I shares, respectively (the “Fee Waiver Agreement”). The Fee Waiver Agreement is expected to continue at least through August 31, 2015 and to be terminable prior to August 31, 2015 only with the consent of the Board of Trustees of the Trust (the “Board”). Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable class limits.

The Manager has entered into an agreement (the “Sub-Advisory Agreement”) with the Sub-Advisor under which the Sub-Advisor will provide investment and commodity trading advice to the Fund and the Subsidiary and will manage the portfolio investments of the Fund and the Subsidiary. The Sub-Advisor is an affiliate of the Manager. Pursuant to the Sub-Advisory Agreement, and subject to certain provisions of the Sub-Advisory Agreement, the Manager will pay the Sub-Advisor 100% of the management fee net of certain expenses and expense waivers and reimbursements.

The Trust has entered into an administrative services agreement (the “Administrative Services Agreement”) with Carlyle Select Trust Administration L.L.C. (the “Administrator”), an affiliate of the Manager, under which the Administrator will furnish the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator will also perform, or oversee the performance of, the Fund’s required administrative services which will include, among other things, providing assistance in accounting, tax, legal, compliance, operations, technology, and clerical and administrative activities. Pursuant to the Administrative Services Agreement, the Fund shall pay a fee to the Administrator of 0.15% per annum for net assets of less than $250 million, 0.08% per annum for net assets of $250 million or more but less than $1 billion, 0.05% per annum for nets assets of $1 billion or more but less than $3 billion, and 0.03% per annum for net assets of $3 billion and greater, and is payable monthly. Pursuant to a separate sub-administration agreement, the Administrator has engaged State Street Bank and Trust Company (“State Street”) to act on behalf of the Administrator in its performance of certain administrative services for the Fund and, if applicable, the Subsidiary.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows the Fund to pay fees from the assets of the Fund applicable to Class N shares for selling and distributing Class N shares. The fee is at a maximum rate of 0.25% per annum of Class N average daily net assets. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (the Distributor”) to serve as the distributor for the Fund.

The Trust has entered into a shareholder servicing agreement (the “Shareholder Servicing Agreement”) with the Manager under which the Manager will provide certain support services to the Fund’s shareholders, including, but not limited to, providing information to and responding to inquiries from shareholders, assisting in the preparation and forwarding of shareholder communications, and providing the necessary personnel and facilities to provide such services. For performing these services, the Manager, as shareholder servicing agent, receives a fee of up to 0.15% per annum of the average daily net assets of the Fund. The Manager may enter into service agreements with its affiliates or with financial intermediaries under which it will pay all or a portion of the 0.15% per annum fee to such affiliates or financial intermediaries for performing shareholder administrative services.

The Trust has entered into agreements with financial intermediaries pursuant to which the Fund will be required to pay the financial intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made under the Sub TA Agreements will be based on either a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or the number of accounts service by such financial intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreement with the Distributor and shareholder servicing agent, respectively. From time to time, the Manager or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense.

The Trust has entered in an agreement with State Street under which State Street will serve as custodian, transfer agent, distribution paying agent and registrar to the Fund and, as applicable, the Subsidiary.

THE CARLYLE GROUP	69

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

(4) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. As of the date of this consolidated balance sheet, TC Group LLC owned 100% of the outstanding shares of the Fund. TC Group LLC is an affiliate (parent company) of the Manager.

(5) SUBSEQUENT EVENTS

The Fund is required to recognize in this consolidated balance sheet the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the consolidated balance sheet. For non-recognized subsequent events that must be disclosed to keep the consolidated balance sheet from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of this consolidated balance sheet and has noted no such events.

70	THE CARLYLE GROUP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Carlyle Core Allocation Fund

We have audited the accompanying consolidated balance sheet of Carlyle Core Allocation Fund (one of the funds constituting Carlyle Select Trust (the “Trust”)), as of June 16, 2014, and the related notes to the balance sheet. The balance sheet is the responsibility of the Trust’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of Carlyle Core Allocation Fund (one of the series constituting Carlyle Select Trust) at June 16, 2014, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, NY

June 19, 2014

THE CARLYLE GROUP	71

CARLYLE CORE ALLOCATION FUND

CONSOLIDATED BALANCE SHEET

As of June 16, 2014

Assets
Cash	$50,000

Total Assets	50,000

Total Liabilities	—

Net Assets	$50,000

Net Assets Consist of :
Paid-in capital (shares of beneficial interest, unlimited authorized shares)	$50,000

	Net assets	Shares outstanding	Net asset value per share
Class N	$25,000	2,500	$10.00
Class I	$25,000	2,500	$10.00

The accompanying notes are an integral part of this Consolidated Balance Sheet.

72	THE CARLYLE GROUP

CARLYLE CORE ALLOCATION FUND

NOTES TO CONSOLIDATED BALANCE SHEET

As of June 16, 2014

(1) ORGANIZATION

Carlyle Core Allocation Fund (the “Fund”) is a series of Carlyle Select Trust (the “Trust”). The Trust is organized as a Delaware statutory trust, was formed on December 18, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting currently of two separate series, each authorized to issue an unlimited number of shares of beneficial interest. The assets and liabilities of each series are accounted for separately. Information presented in this consolidated balance sheet pertains only to the Fund and its subsidiary.

The Fund’s investment objective is to seek long term total returns. The Fund will seek to achieve its investment objective by allocating capital across major asset classes: equities, debt, real estate, commodities, currencies and volatility, and within such classes in a variety of investments, including developed and emerging market equities, traditional and inflation linked bonds, credit spreads, gold, oil and real estate (through investments in real estate investment trusts). In allocating across asset classes, Carlyle GMS Investment Management L.L.C. (the “Manager”) will take a “balanced risk” approach (similar to risk parity), a trading strategy that actively seeks to allocate capital such that each asset class contributes the same amount of risk to the overall Fund. Generally, lower volatility asset classes (e.g., nominal and inflation-linked bonds) will receive higher notional allocations than higher risk asset classes (e.g., developed and emerging market equities). While the Fund intends to invest primarily in shares of exchange-traded funds (“ETFs”), it also intends to utilize a variety of other types of financial instruments to gain exposure to target asset classes.

The Fund will obtain most of its direct exposure to commodities (including ETFs that do not generate “qualifying income” for Federal income tax purposes) through its investments in Carlyle Cayman Core Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands on February 10, 2014, in order to remain within the limits of the federal tax laws, rules and regulations that apply to registered investment companies. The Subsidiary may invest without limitation in commodity-linked derivative instruments that provide exposure to commodities. However, the Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund is actively managed and the Manager will vary the Fund’s exposures to asset classes based on the Manager’s evaluation of investment opportunities within and across asset classes. The Manager will use proprietary volatility forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among asset classes or instruments will be determined using models based on the Manager’s measurement of volatility and covariance among asset classes.

The Fund is “non-diversified” for the purposes of the 1940 Act and, to the extent consistent with the Fund’s election to qualify as a regulated investment company for U.S. federal income tax purposes, may invest a relatively high percentage of its assets in a low number of investments, or a single issuer, primarily within the same economic sector. As a result, changes in the market value of a single issuer or investment could cause greater fluctuations in the value of the Fund’s shares than would occur in a more diversified fund.

The Fund currently consists of two different classes of shares: Class N and Class I. Neither Class N shares nor Class I shares are subject to an initial sales charge or a contingent deferred sales charge.

As of June 16, 2014, no other operations have occurred other than the issuance of 2,500 shares of each Class N and Class I to TC Group LLC, an affiliate of the Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP). The consolidated financial statements as of June 16, 2014 include the accounts of the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated.

THE CARLYLE GROUP	73

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

Use of Estimates

The preparation of the consolidated balance sheet in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet. Actual results could differ from those estimates and such differences could be material.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and net capital gains to shareholders. Rather, any tax liability related to income earned by the Fund represents obligations of the Fund’s shareholders and will not be reflected in the consolidated balance sheet of the Fund.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Code and the Subsidiary’s taxable income when recognized is included in the calculation of the Fund’s taxable income whether or not the Subsidiary distributes such income to the Fund. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods.

Multiple Classes of Shares

All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on their relative net assets.

Organizational and Offering Costs

All organizational and offering costs for the Fund will be borne by the Manager.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated balance sheet.

Fiscal Year End

The Trust’s fiscal year ends on December 31.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications, inclusive with its officers and trustees. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered by management to be remote.

(3) COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement (the “Management Agreement”) with the Manager, under which the Manager will provide the Fund with investment advisory and management services. The Manager will receive a management fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets in exchange for such services.

74	THE CARLYLE GROUP

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

The Manager has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), at no more than 1.30% and 1.05% of the average daily net assets of Class N and Class I shares, respectively (the “Fee Waiver Agreement”). The Fee Waiver Agreement is expected to continue at least through August 31, 2015 and to be terminable prior to August 31, 2015 only with the consent of the Board of Trustees of the Trust (the “Board”). Under the Fee Waiver Agreement, the Manager is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the 36 months following the applicable period during which the Manager waived fees or reimbursed expenses. In no case will the Manager recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable class limits.

The Trust has entered into an administrative services agreement (the “Administrative Services Agreement”) with Carlyle Select Trust Administration L.L.C. (the “Administrator”), an affiliate of the Manager, under which the Administrator will furnish the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator will also perform, or oversee the performance of, the Fund’s required administrative services which will include, among other things, providing assistance in accounting, tax, legal, compliance, operations, technology, and clerical and administrative activities. Pursuant to the Administrative Services Agreement, the Fund shall pay a fee to the Administrator of 0.15% per annum for net assets of less than $250 million, 0.08% per annum for net assets of $250 million or more but less than $1 billion, 0.05% per annum for nets assets of $1 billion or more but less than $3 billion, and 0.03% per annum for net assets of $3 billion and greater, and is payable monthly. Pursuant to a separate sub-administration agreement, the Administrator has engaged State Street Bank and Trust Company (“State Street”) to act on behalf of the Administrator in its performance of certain administrative services for the Fund and, if applicable, the Subsidiary.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows the Fund to pay fees from the assets of the Fund applicable to Class N shares for selling and distributing Class N shares. The fee is at a maximum rate of 0.25% per annum of Class N average daily net assets. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (the “Distributor”) to serve as the distributor for the Fund.

The Trust has entered into a shareholder servicing agreement (the “Shareholder Servicing Agreement”) with the Manager under which the Manager will provide certain support services to the Fund’s shareholders, including, but not limited to, providing information to and responding to inquiries from shareholders, assisting in the preparation and forwarding of shareholder communications, and providing the necessary personnel and facilities to provide such services. For performing these services, the Manager, as shareholder servicing agent, will receive a fee of up to 0.15% per annum of the average daily net assets of the Fund. The Manager may enter into service agreements with its affiliates or with financial intermediaries under which it will pay all or a portion of the 0.15% per annum fee to such affiliates or financial intermediaries for performing shareholder administrative services.

The Trust has entered into agreements with financial intermediaries pursuant to which the Fund will be required to pay the financial intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made under the Sub TA Agreements will be based on either a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or the number of accounts service by such financial intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreement with the Distributor and shareholder servicing agent, respectively. From time to time, the Manager or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense.

The Trust has entered in an agreement with State Street under which State Street will serve as custodian, transfer agent, distribution paying agent and registrar to the Fund and, as applicable, the Subsidiary.

THE CARLYLE GROUP	75

CARLYLE SELECT TRUST	NOTES TO CONSOLIDATED BALANCE SHEET

(4) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. As of the date of this consolidated balance sheet, TC Group LLC owned 100% of the outstanding shares of the Fund. TC Group LLC is an affiliate (parent company) of the Manager.

(5) SUBSEQUENT EVENTS

The Fund is required to recognize in this consolidated balance sheet the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the consolidated balance sheet. For non-recognized subsequent events that must be disclosed to keep the consolidated balance sheet from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of this consolidated balance sheet and has noted no such events.

76	THE CARLYLE GROUP

ADDITIONAL INFORMATION

The Trust is not required to hold a meeting of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for that purpose, which meeting shall be called and held in accordance with the bylaws of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successors.

As used in the Trust’s Prospectus and in this SAI, “assets belonging to the Funds” means the consideration received by the Trust upon the issuance or sale of shares in that Funds, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative NAVs of the Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative NAVs of the Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” of the Trust, a particular Fund or a particular class of the Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the Declaration of Trust or bylaws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary may be recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the registration statements of the Trust filed with the SEC under the Securities Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statements of the Trust. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

THE CARLYLE GROUP	77

THIS PAGE INTENTIONALLY LEFT BLANK.

78	THE CARLYLE GROUP

APPENDIX A—PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

Subject to the terms of a Fund’s Prospectus, an investor may buy (or redeem) shares in the Funds: (i) through a Financial Intermediary; (ii) through the Funds; or (iii) through the Transfer Agent. “Financial Intermediaries” may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others that have entered into an agreement with the Distributor, or, if applicable, their authorized designees. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Trust or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified on the shareholder’s account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing each Fund’s NAV, as described in the section entitled “Net Asset Value.” This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees.

Except as provided in the Funds’ Prospectus, and subject to compliance with applicable regulations, the Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage, taxable capital gain or other charges in converting the securities to cash.

Each investor may add to or reduce its investment in the Funds on each day that the NYSE is open for business. The investor’s percentage of the aggregate beneficial interests in the Funds will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Funds as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Funds effected on such day and (ii) the denominator of which is the aggregate NAV of the Funds as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Funds. The percentage so determined will then be applied to determine the value of the investor’s interest in the Funds as of such time on the following day the NYSE is open for trading.

Redemptions. In general, shares of the Funds may be exchanged or redeemed at NAV. The Funds may suspend the right of redemption or postpone the date of payment for shares for more than seven days when:

(a)	Trading on the NYSE is broadly restricted by the applicable rules and regulations of the SEC;

(b)	The NYSE is closed for other than customary weekend and holiday closing;

(c)	The SEC has by order permitted such suspension; or

(d)	The SEC has declared a market emergency.

Excessive Trading Limits. Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational

THE CARLYLE GROUP	A-1

CARLYLE SELECT TRUST	APPENDIX A—PURCHASES, REDEMPTIONS AND EXCHANGES

systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds.

Additional Information about Class N and Class I Shares. The public offering price of Class N Shares of the Funds is the NAV per Class N Share. The public offering price of Class I shares of the Funds is the NAV per Class I Share. The Funds receive the full amount of the NAV. Neither Class N Shares nor Class I Shares are subject to an initial sales charge or a contingent deferred sales charge. Please contact your Financial Intermediary or the Fund for additional information regarding these shares.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds (or by a Financial Intermediary authorized to accept such orders on behalf of the Funds) by the cut-off times indicated in the Funds’ Prospectus will be processed at the NAV next calculated after the order is accepted by the Funds or the Financial Intermediary. Under a variety of different types of servicing agreements, if a Financial Intermediary that is authorized to accept purchase, exchange and/or redemption orders from investors on behalf of the Funds accepts orders prior to the cut-off time for orders stated in the Funds’ Prospectus, the Financial Intermediary may transmit the orders to the Funds by the deadlines stated in the servicing agreements. The deadlines in the servicing agreements are generally later than the order cut-off times stated in the Funds’ Prospectus.

A-2	THE CARLYLE GROUP

APPENDIX B—PROXY VOTING POLICIES

The general policy of Carlyle GMS Investment Management L.L.C. (“CGMSIM”) is to vote proxy proposals, amendments, consents or resolutions relating to Advisory Clients1 (collectively, “proxies”) in a manner that serves the best interest of Advisory Clients as determined by CGMSIM in its discretion, taking into account relevant factors, including:

(1)	the impact on the value of the securities owned by the Advisory Client and the returns on those securities;

(2)	alignment of portfolio company management’s interest with the Advisory Client’s interest, including establishing appropriate incentives for management;

(3)	the ongoing relationship between the Advisory Client and the companies in which it invests, including the continued or increased availability of portfolio information;

(4)	industry and business practices; and

(5)	the requirements imposed on CGMSIM in the limited partnership agreements, subscription documents and other governing documents of each Advisory Client.

Except as otherwise provided herein (e.g., in a conflict of interest), CGMSIM will decide all matters, taking into account the best interests of the Advisory Client that owns the securities, and taking into account factors relevant to each proxy.

CGMSIM will make every reasonable effort to respond to and vote proxies as they are received. In general, where investments made by CGMSIM Advisory Clients are not of an equity nature, the opportunity to vote proxies is quite minimal. However, circumstances do arise whereby debt holders are solicited by the issuer to approve various transactions (e.g., waiver of a covenant or amendment to an indenture).

In general, upon the instructions of the applicable managing director or designee (“Managing Director”), the CGMSIM Chief Compliance Officer (“CGMSIM CCO”)2 will be responsible for voting proxies on behalf of Advisory Clients, other than an Advisory Client that is a business development company (“BDC”) or a registered investment company (“RIC”). In circumstances where it is unclear which voting option will result in the best outcome for an Advisory Client and the impact of the proxy vote could be material to the value of the Advisory Client, the voting options will be brought before the respective credit committee or investment committee and a decision made by that group with the primary objective being the enhancement of the value of the Advisory Client holding the investment.

In relation to a BDC Advisory Client or RIC Advisory Client, the Managing Director will alert the applicable CGMSIM investment committee of any vote relevant to the BDC or RIC and the investment committee will be responsible for determining how such BDC Advisory Client or RIC Advisory Client will vote and communicating that determination to the Managing Director and the CGMSIM CCO.

To ensure that the vote is not the product of a conflict of interest, CGMSIM requires that: (1) anyone involved in the decision making process disclose to the investment committee, and disinterested directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the investment committee intends to vote on a proposal in order to reduce any attempted influence from interested parties.

The Carlyle Global Market Strategies Group Chief Legal Officer (“GMS CLO”), CGMSIM CCO, Carlyle Global Chief Compliance Officer (“Global CCO”) or the Carlyle General Counsel (“Global GC”) may be consulted or outside legal counsel may be retained to review relevant issues, as appropriate. Conflicts of interest may also arise in the context of debt holder votes and those are addressed in “Conflicts of Interest in Proxy Votes” below.

1

“Advisory Client” means any BDC or RIC (each as defined below), account or fund for which CGMSIM provides investment advice and/or places trades on a discretionary or nondiscretionary basis, and may include BDCs, RICs, accounts or funds in which CGMSIM, its officers, employees or affiliates have an interest. The limited partners and other persons who invest in CGMSIM’s Advisory Clients are generally referred to as “Investors.” Unless otherwise expressly stated herein, the term “Advisory Clients” does not include “Investors” and “Investors” does not refer to the public unitholders of The Carlyle Group L.P. (“Carlyle”).

2

While the CGMSIM CCO is responsible for the execution of the duties assigned to him as chief compliance officer, the “CGMSIM CCO” should be read to include, as appropriate, the Office of the CGMSIM CCO, which includes both the CGMSIM CCO and personnel in the Carlyle Compliance Department when they assist in performing the compliance function for CGMSIM.

THE CARLYLE GROUP	B-1

CARLYLE SELECT TRUST	APPENDIX B—PROXY VOTING POLICIES

ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

CGMSIM will abstain from voting or affirmatively decide not to vote if CGMSIM determines that abstaining or not voting is in the best interest of the Advisory Client. In making such a determination, CGMSIM will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy; and (iii) whether or not the exercise of the proxy could give rise to an actual or potential conflict of interest (or appearance thereof) which is in the best interests of the Advisory Clients to avoid. Consent of the relevant Managing Director or, in relation to a BDC Advisory Client or RIC Advisory Client, agreement of the applicable CGMSIM investment committee, will be required to abstain or not vote.

LIMITATIONS ON PROXY VOTING

CGMSIM cannot guarantee the ability to vote proxies of companies domiciled outside of the United States and Canada at all times because in many countries, proxy voting can be complicated and onerous. Certain countries have no procedures for mailing in proxy votes, thereby requiring shareholders to attend the meeting in person in order to exercise their vote. Many countries also allow companies to engage in “share-blocking”, whereby trading company stock within a given period of time on or around a meeting date is prohibited.

PROXY VOTING RECORDS

Upon making a voting decision and obtaining consent of the relevant committee, as applicable, the CGMSIM CCO, upon instruction by the Managing Director, or designee (e.g. the operations department of GMS (“GMS Operations”)) is responsible for executing and submitting the proxy to the portfolio company or issuer in a timely manner. GMS Operations will maintain: (i) written or electronic copies of each proxy statement received and of each executed proxy; (ii) the voting decision with regard to each proxy and evidence of Managing Director or committee consent thereto; and (iii) any documents created by a committee, or other similar party, that were material to making the voting decision.

GMS Operations will generally maintain a record of each written request from an Investor for proxy voting information and will generally maintain a copy of CGMSIM’s written response to any request (oral or written) from an Investor for proxy voting information.

GMS Operations will maintain proxy voting records and records of Investor/Advisory Client requests and responses in CGMSIM’s offices for two years and for an additional three years in an easily accessible place.

CONFLICTS OF INTEREST IN PROXY VOTES

Conflicts of Interest Generally

At times, conflicts may arise between the interest of an Advisory Client, on the one hand, and the interest of either another Advisory Client or CGMSIM or its affiliates, including Carlyle Investment Management L.L.C., on the other hand. To address such conflicts, Carlyle has established a conflicts committee comprising senior members of the firm to which the Global GC or the Global CCO will refer matters in their discretion.

Each Managing Director is expected to be alert for potential conflicts and the appearance of conflicts in connection with investments managed by that Managing Director. The Managing Director is responsible for bringing to the attention of the GMS CLO or CGMSIM CCO any vote that the Managing Director determines may involve a conflict.

If a Managing Director or other relevant CGMSIM personnel determine that CGMSIM has, or may be perceived to have, a conflict of interest when voting a proxy, CGMSIM will address matters involving such conflicts of interest as follows:

(1)

The GMS CLO or the CGMSIM CCO must be notified in any situation where a potential conflict exists. The GMS CLO or CGMSIM CCO will consult with the Global GC and/or the Global CCO regarding any conflict of which they are notified.

B-2	THE CARLYLE GROUP

CARLYLE SELECT TRUST	APPENDIX B—PROXY VOTING POLICIES

(2)	In all situations involving a potential conflict between two Advisory Clients, the vote will be made without regard to CGMSIM’s actual or anticipated compensation.

(3)

In general, the requirements set forth in each relevant Advisory Clients’ investment advisory or organizational agreements (or other applicable governing documents) or investment objectives, policies and procedures will be followed based upon the advice of counsel. CGMSIM must take action in accordance with each of the relevant Advisory Clients’ investment advisory or organizational agreements (or other applicable governing documents) or investment objectives, policies and procedures in voting such proxy, which might include, for example, seeking approval of the voting decision for such proxy proposal from the investment fund’s independent client representative, investor advisory committee or similar committee comprising persons not affiliated with CGMSIM or, in the case of a BDC Advisory Client or RIC Advisory Client, the independent directors (the directors that are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

(4)

With respect to conflicts between Advisory Clients that own equity on the one hand and debt on the other (or between Advisory Clients that own any different tranches in the equity or debt capital structure of an investee company), it is generally expected that voting conflicts of interest will be mitigated in the best manner when any debt holder Advisory Client votes in accordance with the requisite majority of unaffiliated debt holders of the same class on any matter put for a vote. In such situations, it will normally be expected that CGMSIM will cause the debt holder Advisory Client to vote with the majority of disinterested debt holders in the relevant class. Situations may arise where there is no clear known majority (e.g., the vote is too close to call or there are numerous debt holders that make it difficult to assess how the majority will vote). The Global GC or the Global CCO will review such situations and advise CGMSIM accordingly.

However, there may be certain cases where the Global GC or the Global CCO determines that an exception to the foregoing voting protocol is warranted because no true conflict of interest exists between the Advisory Clients and/or one Advisory Client might be prejudiced by following the foregoing protocol. The Global GC or the Global CCO will approve any such exceptions and may consider the following circumstances, among others:

■	the right of the debt holder Advisory Client to receive a consent fee that is generally available to other consenting debt holders; or

■	situations where an Advisory Client holds a nominal amount of equity that is expected to be extinguished in the context of a restructuring.

In specific situations, if the relevant Advisory Clients are concerned that a conflict of interest could arise in the future, the Global GC or the Global CCO and the relevant Advisory Clients can agree upon specific participation rights and voting procedures prior to any specific solicitation of proxies subject, in the case of BDC Advisory Clients and RIC Advisory Clients, to the requirements of the 1940 Act.

CGMSIM may elect to avoid certain conflicts in the first instance by acquiring certain interests in bank loans and other similar instruments in the form of a participation rather than actual ownership of the loan or instrument itself. In such instances, the right to vote on behalf of such loan and/or instrument will not reside with CGMSIM as participation holder, but rather with the agent bank who sold the participation interest to CGMSIM.

(5)

To mitigate conflicts, in certain circumstances, the Global GC or the Global CCO may advise the Carlyle representatives who sit on the Advisory Client portfolio company board of directors to disclose the conflict or potential conflict to the board or recuse themselves from voting on a particular matter.

(6)

If a conflict or potential conflict of interest exists between CGMSIM itself and the Advisory Client, CGMSIM will seek the consent of the relevant independent client representative, investor advisory committee or board of directors (the independent directors in the case of a BDC Advisory Client or RIC Advisory Client) in accordance with the terms of the relevant investment advisory agreement or other operating document.

THE CARLYLE GROUP	B-3

CARLYLE SELECT TRUST	APPENDIX B—PROXY VOTING POLICIES

Exercise of Voting Rights where Investments Jointly Owned by a BDC or RIC Advisory Client and its Affiliate

The policies and procedures in this section address the exercise of ownership rights by CGMSIM attendant to investments acquired by a BDC Advisory Client or RIC Advisory Client, where the investment is jointly owned by such Advisory Client and an affiliated person (or an affiliated person of such person)3 of such Advisory Client.

As a general matter, transactions that involve a BDC Advisory Client or a RIC Advisory Client and a first- or second-tier affiliate of the BDC or RIC, acting as principals, raise potential concerns under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, which apply to BDCs pursuant to Section 57 of the 1940 Act. The staff of the Securities and Exchange Commission (the “SEC”) has taken a no-action position with respect to the exercise of ownership rights by RICs and affiliated persons in such situations in certain circumstances. These circumstances include the existence of separate policies and procedures addressing the allocation of investment opportunities to the BDC or RIC and its affiliated persons, including policies and procedures addressing investments in non-negotiated transactions that are not public offerings under the Securities Act of 1933, as amended.

(1)

Rights that May Be Exercised on an Aggregate Basis: CGMSIM, on behalf of a BDC Advisory Client or RIC Advisory Client, may exercise any ownership rights related to investments on an aggregated basis with ownership rights of an affiliated person when (i) this exercise is consistent with the BDC’s or RIC’s and each affiliated person’s investment objectives and policies and (ii) the BDC or RIC participates on terms no less disadvantageous than those of any affiliated person.

These ownership rights may include, for example, the right to exercise a conversion privilege.

(2)

Rights that May Not Be Exercised on an Aggregate Basis: CGMSIM, on behalf of its BDC Advisory Clients and RIC Advisory Clients, and affiliated persons, will not exercise voting rights related to an investment on an aggregated basis. Instead, CGMSIM will vote the proxies of the BDC or RIC Advisory Client using CGMSIM’s current proxy voting policies, in accordance with the BDC’s or RIC’s investment objectives and policies, or as directed by the BDC or RIC. Similarly, each affiliated person’s proxies will be voted using its adviser’s current proxy voting policies, in accordance with the affiliated person’s objectives and policies, or as directed by the affiliated persons.

In the case of an amendment or modification of the terms of an investment that is to be voted on by a BDC Advisory Client or RIC Advisory Client, neither CGMSIM nor any affiliated person of the relevant BDC or RIC will negotiate the terms of the amendment or modification except for price and pricing related terms and in such case the BDC or RIC must participate on terms no less disadvantageous than any other participant.

CGMSIM (including its affiliates) may receive transaction fees (e.g., break-up fees or commitment fees but not fees that are prohibited under Section 17(e) of the 1940 Act) that are payable to a BDC Advisory Client or RIC Advisory Client and other affiliated participants. CGMSIM and its affiliates may not receive any transaction fees that are not shared pro rata with the BDC or RIC and other participants.

CGMSIM will maintain records that evidence the determination made on behalf of each of its BDC Advisory Clients and RIC Advisory Clients. If the vote of the BDC or RIC differs from the vote by any affiliated person of the BDC or RIC, the disinterested directors of the BDC or RIC will be informed of the difference and the reasons for the difference.

(3)

Conflicts of Interest: CGMSIM will disclose to the disinterested directors of each BDC Advisory Client and RIC Advisory Client the existence of, and all material facts relating to, any conflict of interest between CGMSIM and the relevant BDC or RIC in the exercise of ownership rights of investments of the BDC or RIC to allow the disinterested directors to approve the exercise of such ownership rights, before or after the exercise of those rights.

3

As the adviser to its BDC and RIC Advisory Clients, CGMSIM is an affiliated person of each BDC and RIC Advisory Client. CGMSIM is controlled by Carlyle. A fund or account controlled by the adviser is an affiliated person of an affiliated person of the BDC or RIC Advisory Client. For simplicity, references to an affiliated person of the BDC and RIC Advisory Clients include references to an affiliated person of an affiliated person of such BDC or RIC.

B-4	THE CARLYLE GROUP

CARLYLE SELECT TRUST	APPENDIX B—PROXY VOTING POLICIES

(4)

Recordkeeping: GMS Operations will maintain written records of each transaction involving an investment of the BDC Advisory Client or RIC Advisory Client that is also held by an affiliated person of the BDC or RIC for at least six years, with the first two years in CGMSIM’s offices and thereafter in an easily accessible place.

These records will indicate for the BDC or RIC and each affiliated person of the BDC or RIC participating in the exercise of ownership rights, the action taken on behalf of the BDC or RIC and the affiliated person by CGMSIM. GMS Operations will also maintain for at least six years, with the first two years in CGMSIM’s offices and thereafter in an easily accessible place, written explanations of deviations from CGMSIM’s policies with respect to the BDC or RIC, including written approvals of such deviations where applicable.

The CGMSIM CCO will provide to each BDC and RIC Advisory Client’s Board and administrator a quarterly report of all proxy votes made on behalf of the BDC or RIC.

THE CARLYLE GROUP	B-5

CARLYLE SELECT TRUST	APPENDIX B—PROXY VOTING POLICIES

THIS PAGE INTENTIONALLY LEFT BLANK.

B-6	THE CARLYLE GROUP

APPENDIX C—CARLYLE SELECT TRUST PRIVACY NOTICE

As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information. We are committed to maintaining the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’ needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys. We collect non-public information about you from the following sources:

■	Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and

■	Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.

We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the Fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Nonpublic personal information that we collect about you will generally be stored on secured servers located in the United States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

Please be assured that we are committed to protecting the privacy of non-public information about you.

Sincerely,

Carlyle Select Trust

THE CARLYLE GROUP	C-1

THIS PAGE INTENTIONALLY LEFT BLANK.

C-2	THE CARLYLE GROUP